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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Laureate Education, Inc.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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650 S. Exeter Street
Baltimore, Maryland 21202

April 12, 2019

Dear Stockholder,

        We cordially invite you to attend the 2019 Annual Meeting of Stockholders of Laureate Education, Inc. to be held on Wednesday, May 22, 2019, at 10:00 a.m., Eastern Daylight Time, at the JW Marriott Essex House, Tivoli Room, 160 Central Park South, New York, New York 10019.

        The attached Notice of 2019 Annual Meeting and proxy statement describe the business we will conduct at the 2019 Annual Meeting and provide information about us that you should consider when you vote your shares. As set forth in the attached proxy statement, the meeting will be held:

  1.
  To elect a Board of eleven (11) directors, each of whom shall hold office for a term of one year, expiring at the annual meeting in 2020, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

  2.
  To hold an advisory vote to approve named executive officer compensation.

  3.
  To ratify the appointment of PricewaterhouseCoopers LLP as Laureate's independent registered public accounting firm for the year ending December 31, 2019.

  4.
  To transact such other business as may properly come before the 2019 Annual Meeting and any adjournments thereof.

        Please take the time to carefully read each of the proposals in the accompanying Proxy Statement before you vote.

Your vote is extremely important regardless of the number of shares you own.

        In order to ensure that your shares are represented at the 2019 Annual Meeting, whether you plan to attend or not, please vote in accordance with the enclosed instructions. You can vote your shares by telephone, electronically via the Internet or by completing and returning the enclosed proxy card or vote instruction form. If you vote using the enclosed proxy card or vote instruction form, you must sign, date and mail the proxy card or vote instruction form in the enclosed envelope. If you decide to attend the 2019 Annual Meeting and wish to modify your vote, you may revoke your proxy and vote in person at the 2019 Annual Meeting.

        Thank you for your continued interest in Laureate Education, Inc. We look forward to seeing you at the meeting.

Sincerely,

Kenneth W. Freeman
 Chairman of the Board of Directors

        The proxy statement is dated April 12, 2019, and is first being made available to stockholders on or about April 12, 2019.

NOTICE OF 2019 ANNUAL MEETING
OF STOCKHOLDERS

        The 2019 Annual Meeting of Stockholders of Laureate Education, Inc., a public benefit corporation formed under the laws of Delaware, will be held on Wednesday, May 22, 2019, at 10:00 a.m., Eastern Daylight Time, at the JW Marriott Hotel, Tivoli Room, 160 Central Park South, New York, New York 10019 for the following purposes:

  1.
  To elect a Board of eleven (11) directors, each of whom shall hold office for a term of one year, expiring at the annual meeting in 2020, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

  2.
  To hold an advisory vote to approve named executive officer compensation.

  3.
  To ratify the appointment of PricewaterhouseCoopers LLP as Laureate's independent registered public accounting firm for the year ending December 31, 2019.

  4.
  To transact such other business as may properly come before the 2019 Annual Meeting and any adjournments thereof.

        The Proxy Statement accompanying this Notice describes each of these items in detail. The Proxy Statement contains other important information that you should read and consider before you vote.

        The Board of Directors has fixed the close of business on March 27, 2019 as the record date for the 2019 Annual Meeting. Only the holders of record of our Class A common stock or Class B common stock as of the close of business on the record date are entitled to notice of, and to vote at, the 2019 Annual Meeting and any adjournment thereof. A list of the holders of record of our Class A common stock and Class B common stock will be available at the 2019 Annual Meeting and, during the 10 days prior to the 2019 Annual Meeting, at the offices of our corporate headquarters located at 650 S. Exeter Street, Baltimore, Maryland 21202.

        Laureate is furnishing proxy materials to its stockholders through the Internet as permitted under the rules of the Securities and Exchange Commission. Under these rules, many stockholders will receive a Notice of Internet Availability of Proxy Materials instead of a paper copy of the Notice of Annual Meeting of Stockholders and Proxy Statement, our proxy card, and our Annual Report to Stockholders. We believe this process gives us the opportunity to serve you more efficiently by making the proxy materials available quickly online and reducing costs associated with printing and postage. Stockholders who do not receive a Notice of Internet Availability of Proxy Materials will receive a paper copy of the proxy materials by mail.

        You can vote your shares of Class A common stock or Class B common stock by telephone, electronically via the Internet or by completing and returning the enclosed proxy card or vote instruction form. If you vote using the enclosed proxy card or vote instruction form, you must sign, date and mail the proxy card or vote instruction form in the enclosed envelope. If you decide to attend the 2019 Annual Meeting and wish to modify your vote, you may revoke your proxy and vote in person at the 2019 Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS:

Baltimore, Maryland April 12, 2019	Victoria E. Silbey Senior Vice President, Secretary, and Chief Legal Officer

PROXY STATEMENT SUMMARY

2019 ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	May 22, 2019 10:00 a.m., Eastern Daylight Time
Place:	JW Marriott Hotel, Tivoli Room 160 Central Park South, New York, New York 10019
Record Date:	March 27, 2019

Voting Matters and Board Recommendation

	Proposal Description	Board Vote Recommendation	Page Number with More Information
Proposal 1	Election of 11 Directors	"FOR" all nominees	6
Proposal 2	Advisory vote to approve NEO compensation	"FOR"	55
Proposal 3	Ratify the appointment of PricewaterhouseCoopers LLP as Laureate's independent registered public accounting firm	"FOR"	56

        This Proxy Statement Summary contains highlights of certain information in this Proxy Statement. Because it is only a summary, it does not contain all the information that you should consider before voting. Please review the complete Proxy Statement and Laureate's Annual Report on Form 10-K for additional information.

650 S. Exeter Street
Baltimore, Maryland 21202

PROXY STATEMENT FOR THE LAUREATE EDUCATION, INC.
2019 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 22, 2019

        This Proxy Statement is being furnished to the holders of the Class A common stock and Class B common stock of Laureate Education, Inc., a Delaware public benefit corporation ("Laureate"), in connection with the solicitation by our Board of Directors of proxies to be voted at the 2019 Annual Meeting of Stockholders of Laureate (the "2019 Annual Meeting") to be held on Wednesday, May 22, 2019, at 10:00 a.m., Eastern Daylight Time, at the JW Marriott Hotel, Tivoli Room, located at 160 Central Park South, New York, New York 10019, or at any adjournment of the 2019 Annual Meeting, for the purposes set forth in the accompanying Notice of 2019 Annual Meeting. The principal executive offices of Laureate are located at 650 S. Exeter Street, Baltimore, Maryland 21202.

        The Notice of Internet Availability of Proxy Materials is first being mailed, and this Proxy Statement and the other proxy materials are first being made available via the Internet free of charge at www.proxyvote.com, on or about April 12, 2019 to all stockholders entitled to notice of and to vote at the 2019 Annual Meeting. At the close of business on March 27, 2019, the record date for the 2019 Annual Meeting, there were 107,782,355 shares of Class A common stock and 116,857,483 shares of Class B common stock, respectively, outstanding and entitled to notice of and to vote at the 2019 Annual Meeting. Only the holders of record of our Class A common stock and Class B common stock as of the close of business on the record date are entitled to notice of, and to vote at, the 2019 Annual Meeting and any adjournment thereof. We also will begin mailing paper copies of our proxy materials to stockholders who requested them on or about April 12, 2019.

        If a stockholder executes and returns the enclosed proxy card or vote instruction form or submits vote instructions to us by telephone or via the Internet, the stockholder may nevertheless revoke the proxy at any time prior to its use by filing with the Secretary of Laureate a written revocation or a duly executed proxy bearing a later date or by submitting revised vote instructions to us by telephone or via the Internet prior to 11:59 p.m. EDT on Tuesday, May 21, 2019, in accordance with the instructions on the accompanying proxy card or vote instruction form. A stockholder who attends the 2019 Annual Meeting in person may revoke his or her proxy at that time and vote in person if so desired.

        Unless revoked or unless contrary instructions are given, each proxy that is properly signed, dated and returned or authorized by telephone or via the Internet in accordance with the instructions on the enclosed proxy card or vote instruction form prior to the start of the 2019 Annual Meeting will be voted as indicated on the proxy card or vote instruction form or via telephone or the Internet and if no indication is made, each such proxy will be deemed to grant authority to vote, as applicable:

  PROPOSAL 1:    FOR the election of Brian F. Carroll, Andrew B. Cohen, William L. Cornog, Pedro del Corro, Michael J. Durham, Kenneth W. Freeman, George Muñoz, Dr. Judith Rodin, Eilif Serck-Hanssen, Ian K. Snow, and Steven M. Taslitz, each of whom shall hold office for a term of one year, expiring at the annual meeting in 2020, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

  PROPOSAL 2:    FOR the advisory vote to approve named executive officer compensation.

  PROPOSAL 3:    FOR ratification of the appointment of PricewaterhouseCoopers LLP as Laureate's independent registered public accounting firm for the year ending December 31, 2019.

  PROPOSAL 4:    In the discretion of the proxies with respect to the transaction of such other business as may properly come before the 2019 Annual Meeting and any adjournments thereof.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED UNDER PROPOSAL 1, "FOR" THE ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION UNDER PROPOSAL 2, AND "FOR" THE RATIFICATION OF AUDITORS UNDER PROPOSAL 3.

i

QUESTIONS AND ANSWERS ABOUT THE 2019 ANNUAL MEETING

Q:
Why did I receive these materials?

A:
We are making this Proxy Statement available to you on or around April 12, 2019 because the Board of Directors is soliciting your proxy to vote at the 2019 Annual Meeting to be held on Wednesday, May 22, 2019, at 10:00 a.m., Eastern Daylight Time, at the JW Marriott Hotel, Tivoli Room, located at 160 Central Park South, New York, New York 10019, or at any adjournment thereof. The information provided in this Proxy Statement is for your use in deciding how to vote on the proposals described below.

Q:
Who is entitled to attend and vote at the Annual Meeting?

A:
You can attend and vote at the 2019 Annual Meeting if, as of the close of business on March 27, 2019, the record date for the 2019 Annual Meeting, you were a stockholder of record of Laureate's Class A common stock or Class B common stock. As of the record date, there were 107,782,355 shares of our Class A common stock and 116,857,483 shares of our Class B common stock outstanding.

Q:
What are the voting rights of each class of stock?

A:
For each proposal, stockholders are entitled to cast one vote for each share of Class A common stock held as of the record date and 10 votes for each share of Class B common stock held as of the record date. There are no cumulative voting rights.

Q:
How do I gain admission to the Annual Meeting?

A:
If you are a registered stockholder, you must bring with you the Notice of Internet Availability of Proxy Materials and a government-issued photo identification (such as a valid driver's license or passport) to gain admission to the 2019 Annual Meeting. If you did not receive a Notice of Internet Availability of Proxy Materials, please call our Investor Relations Department at (410) 843-6100 to request admission to the meeting.

  If you hold your shares in street name and want to attend the 2019 Annual Meeting, you must bring your government-issued photo identification, together with:

  •
  The Notice of Internet Availability of Proxy Materials you received from your bank, broker or other nominee; or

  •
  A letter from your bank, broker, or other nominee indicating that you were the beneficial owner of Laureate stock as of the record date; or

  •
  Your most recent account statement indicating that you were the beneficial owner of Laureate stock as of the record date.

  All packages and bags are subject to inspection.

Q:
What is the difference between a registered stockholder and a stockholder who owns stock in street name?

A:
If you hold shares of Class A common stock or Class B common stock directly in your name, you are a registered stockholder. If you own your Laureate shares indirectly through a bank, broker, or other nominee, those shares are held in street name.

Q:
Can I vote my shares before the Annual Meeting?

A:
Yes. If you are a registered stockholder, there are three ways to vote your shares before the 2019 Annual Meeting:

•
By Internet (www.proxyvote.com)—Use the Internet to transmit your voting instructions until 11:59 p.m. EDT on May 21, 2019. Have your Notice of Internet Availability of Proxy Materials or proxy card available and follow the instructions on the website to vote your shares.

•
By telephone (1-800-690-6903)—Submit your vote by telephone until 11:59 p.m. EDT on May 21, 2019. Have your Notice of Internet Availability of Proxy Materials or proxy card available and follow the instructions provided by the recorded message to vote your shares.

•
By mail—If you received a paper copy of the proxy materials, you can vote by mail by filling out the proxy card enclosed with those materials and returning it using the instructions on the card. To be valid, proxy cards must be received before the start of the 2019 Annual Meeting.

  If your shares are held in street name, your bank, broker or other nominee may provide you with a Notice of Internet Availability of Proxy Materials that contains instructions on how to access our proxy materials and vote online or to request a paper or email copy of our proxy materials. If you received these materials in paper form, the materials included a vote instruction form so you can instruct your bank, broker or other nominee how to vote your shares.

  Please see the Notice of Internet Availability of Proxy Materials or the information your bank, broker or other nominee provided you for more information on these voting options.

Q:
Can I vote in person at the 2019 Annual Meeting instead of by proxy?

A:
If you are a registered stockholder, you can vote at the 2019Annual Meeting any shares that were registered in your name as the stockholder of record as of the record date.

  If your shares are held in street name, you cannot vote those shares at the 2019 Annual Meeting unless you have a legal proxy from your bank, broker or other nominee. If you plan to attend and vote your street-name shares at the 2019 Annual Meeting, you should request a legal proxy from your broker, bank or other nominee and bring it with you to the 2019 Annual Meeting.

  Whether or not you plan to attend the 2019 Annual Meeting, we strongly encourage you to vote your shares by proxy before the 2019 Annual Meeting.

Q:
Can I revoke my proxy or change my voting instructions once submitted?

A:
If you are a registered stockholder, you can revoke your proxy and change your vote before the 2018 Annual Meeting by:

•
Sending a written notice of revocation to our executive offices to the attention of our Secretary (the notification must be received by 11:59 p.m. EDT on May 21, 2019). The notice should be addressed as follows:

    Laureate Education, Inc.
    650 S. Exeter Street,
    Baltimore, Maryland 21202
    Attn: Secretary

  •
  Voting again by Internet or telephone before 11:59 p.m. EDT on May 21, 2019 (only the latest vote you submit will be counted); or

  •
  Submitting a new properly signed and dated paper proxy card with a later date (your proxy card must be received before the start of the 2019 Annual Meeting).

  If your shares are held in street name, you should contact your bank, broker or other nominee about revoking your voting instructions and changing your vote before the 2019Annual Meeting.

  If you are eligible to vote at the 2019 Annual Meeting, you also can revoke your proxy or voting instructions and change your vote at the 2019 Annual Meeting by submitting a written ballot before the polls close.

Q:
What will happen if I submit my proxy but do not vote on a proposal?

A:
If you submit a valid proxy but fail to provide instructions on how you want your shares to be voted, properly submitted proxies will be voted:

•
"FOR" the election of Brian F. Carroll, Andrew B. Cohen, William L. Cornog, Pedro del Corro, Michael J. Durham, Kenneth W. Freeman, George Muñoz, Dr. Judith Rodin, Eilif Serck-Hanssen, Ian K. Snow, and Steven M. Taslitz, each of whom shall hold office for a term of one year, expiring at the annual meeting in 2020, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal;

•
"FOR" the advisory vote to approve named executive officer compensation;

•
"FOR" ratification of the appointment of PricewaterhouseCoopers LLP as Laureate's independent registered public accounting firm for the year ending December 31, 2019; and

  If any other item is properly presented for a vote at the meeting, the shares represented by your properly submitted proxy will be voted at the discretion of the proxies.

Q:
What will happen if I neither submit my proxy nor vote my shares in person at the 2019 Annual Meeting?

A:
If you are a registered stockholder, your shares will not be voted.

  If your shares are held in street name, your bank, broker or other nominee may vote your shares on certain "routine" matters. The ratification of independent auditors is currently considered to be a routine matter. On this matter, your bank, broker or other nominee can:

  •
  Vote your street-name shares even though you have not provided voting instructions; or

  •
  Choose not to vote your shares.

  The other matters you are being asked to vote on are not routine and cannot be voted by your bank, broker or other nominee without your instructions. When a bank, broker or other nominee is unable to vote shares for this reason, it is called a "broker non-vote."

Q:
What does it mean if I receive more than one set of materials?

A:
You probably have multiple accounts with us and/or banks, brokers or other nominees. You should vote all of the shares represented by the proxy cards and/or voting instruction forms. Certain banks, brokers or other nominees have procedures in place to discontinue duplicate mailings upon a stockholder's request. You should contact your bank, broker or other nominee for more information.

Q:
How many shares must be present to conduct business at the 2019 Annual Meeting?

A:
To carry on the business of the 2019 Annual Meeting, holders of a majority of the voting power of Class A common stock and Class B common stock issued and outstanding as of the record date must be present in person or represented by proxy.

Q:
What vote is required to approve each proposal?

A:
For Proposal 1, unless otherwise provided in the Wengen Securityholders Agreement (as herein defined), directors will be elected by a plurality of the votes of the shares of our Class A common stock and Class B common stock (voting together as a single class) present in person or represented by proxy at the 2019 Annual Meeting at which a quorum is present, which means that the 11 nominees receiving the highest number of affirmative votes will be elected.

  For Proposal 2, the advisory vote to approve named executive officer compensation, the affirmative vote of a majority of the voting power of the shares of our Class A common stock and Class B common stock (voting together as a single class) present in person or represented by proxy at the 2019 Annual Meeting at which a quorum is present will be required for approval.

  For Proposal 3, the ratification of the appointment of PricewaterhouseCoopers LLP as Laureate's independent registered public accounting firm for the year ending December 31, 2019, the affirmative vote of a majority of the voting power of the shares of our Class A common stock and Class B common stock (voting together as a single class) present in person or represented by proxy at the 2019 Annual Meeting at which a quorum is present will be required for approval.

Q:
Are abstentions and broker non-votes counted in the vote totals?

A:
A broker non-vote occurs when shares held by a bank, broker or other nominee are not voted with respect to a particular proposal because the bank, broker or other nominee does not have discretionary authority to vote on the matter and has not received voting instructions from its clients. If your bank, broker or other nominee holds your shares in its name and you do not instruct your bank, broker or other nominee how to vote, your bank, broker or other nominee will only have discretion to vote your shares on "routine" matters. Where a proposal is not "routine," a bank, broker or other nominee who has received no instructions from its clients does not have discretion to vote its clients' uninstructed shares on that proposal. At our 2019 Annual Meeting, only Proposal 3 (ratifying the appointment of our independent registered public accounting firm) is considered a routine matter. Your bank, broker or other nominee will therefore not have discretion to vote on the election of directors, the advisory vote to approve named executive officer compensation, or the advisory vote proposing a once per year advisory vote on executive compensation as these are "non-routine" matters.

  Broker non-votes and abstentions by stockholders from voting (including banks, brokers or other nominees holding their clients' shares of record who cause abstentions to be recorded) will be counted towards determining whether or not a quorum is present. However, as the 11 nominees receiving the highest number of affirmative votes will be elected, abstentions and broker non-votes will not affect the outcome of the election of Directors. With regard to the affirmative vote of the shares present at the meeting required for Proposal 2, since it is a non-routine matter broker non-votes and abstentions will have the effect of a vote against Proposal 2. With regard to the affirmative vote of the shares present at the meeting required for Proposal 3, it is a routine matter so there will be no broker non-votes but abstentions will have the effect of a vote against Proposal 3.

Q:
How are votes counted?

A:
In the election of directors, Proposal 1, you may vote "FOR" all or some of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees.

  For Proposal 2 and Proposal 3, you may vote "FOR," "AGAINST," or "ABSTAIN." If you elect to "ABSTAIN," the abstention has the same effect as a vote "AGAINST."

  If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated on a properly executed proxy card or over the telephone or Internet, the shares will be voted as recommended by our Board of Directors. (See "What will happen if I submit my proxy but do not vote on a proposal?" above for additional information.)

Q:
Is my vote confidential?

A:
Yes. The vote of any stockholder will not be revealed to anyone other than a tabulator of votes or an election inspector, except (i) as necessary to meet applicable legal and stock exchange listing requirements, (ii) to assert claims for or defend claims against Laureate, (iii) to allow the Inspectors of Election to certify the results of the stockholder vote, (iv) in the event a proxy solicitation in opposition to Laureate or the election of the Board takes place, (v) if a stockholder has requested that his or her vote be disclosed, or (vi) to respond to stockholders who have written comments on Proxy Cards.

Q:
Will any other business be transacted at the meeting? If so, how will my proxy be voted?

A:
Management does not know of any business to be transacted at the 2019 Annual Meeting other than those matters described in this Proxy Statement. The period specified in the proxy statement for our 2018 Annual Meeting of Stockholders for submitting additional proposals to be considered at the meeting has passed and there are no such proposals to be considered. However, should any other matters properly come before the meeting, and any adjournments, shares with respect to which voting authority has been granted to the proxies will be voted by the proxies in accordance with their judgment.

Q:
Who will pay the cost of soliciting votes for the 2019 Annual Meeting?

A:
We will bear the entire cost of solicitation of proxies, including the preparation, assembly, printing, and mailing of this Proxy Statement and the accompanying materials. The largest expense in the proxy process is printing and mailing the proxy materials. Proxies also may be solicited on behalf of Laureate by directors, officers or employees of Laureate in person or by mail, telephone or facsimile transmission. No additional compensation will be paid to such directors, officers, or employees for soliciting proxies. We have engaged Broadridge Financial Solutions, Inc. ("Broadridge") to assist us in the distribution of proxies. We will also reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending our proxy materials to beneficial owners of our common stock as of the record date.

PROPOSAL 1: ELECTION OF DIRECTORS

        At the 2019 Annual Meeting, our stockholders will be asked to elect 11 directors for a one-year term expiring at the next annual meeting of stockholders. Subject to the Wengen Securityholders Agreement (as defined below), each director will hold office until his or her successor has been elected and qualified or until the director's earlier death, resignation or removal.

  Directors Designated by the Wengen Investors under the Wengen Securityholders Agreement

        Our Board of Directors consists of 11 persons, six of whom are designated by Wengen Alberta, Limited Partnership, an Alberta limited partnership ("Wengen"), our controlling stockholder.

        In connection with the completion of our initial public offering, we entered into an amended and restated securityholders agreement dated February 6, 2017 (the "Wengen Securityholders Agreement"), with Wengen and certain other parties thereto, which provides, among other things, for the designation of directors by Wengen. Under the Wengen Securityholders Agreement, until Wengen ceases to own at least 40% of the common equity of Laureate, it is entitled to designate a proportion of our directors commensurate with its relative economic ownership of our common stock. Pursuant to the Wengen Securityholders Agreement, three of Wengen's six director designees are selected by Kohlberg Kravis Roberts & Co. L.P. (together with its affiliates, "KKR"), Sterling Capital Partners II, L.P., and Cohen Private Ventures, LLC (together with its affiliates, "CPV"). KKR is entitled to designate one of Laureate's directors so long as KKR owns at least 5,357,143 shares held through or acquired from Wengen. Mr. Cornog currently serves as the KKR-designated director. Sterling Capital Partners II, L.P. is entitled to designate one of Laureate's directors so long as Sterling Capital Partners II, L.P., Sterling Capital Partners III, L.P., SP L Affiliate, LLC, Douglas L. Becker and Mr. Taslitz and each of their respective affiliates (together the "Sterling Parties") collectively own at least 5,357,143 shares held through or acquired from Wengen. Mr. Taslitz currently serves as the Sterling-designated director. CPV is entitled to designate one of Laureate's directors so long as CPV owns at least 5,357,143 shares held through or acquired from Wengen. Mr. Cohen currently serves as the CPV-designated director. The remaining three Wengen designees to the Laureate Board of Directors are selected by the vote of holders of a majority of interests in Wengen and are currently Mr. Carroll, Mr. del Corro and Mr. Snow. Wengen may decide to change the individuals it is entitled to have elected to our Board of Directors. In the event that any of KKR, CPV or the Sterling Parties ceases to own its respective minimum number of shares, then the director designee selected by such party shall offer his or her resignation and such party shall no longer be entitled to designate a director to our Board of Directors. The Wengen Securityholders' Agreement does not terminate upon the dissolution of Wengen. See "—Certain Relationships and Related Party Transactions, and Director Independence—Information Regarding the Laureate Board" for additional information.

  Recommendation of our Board of Directors

        Our Board of Directors recommends voting "FOR" the election of each of the Director nominees as directors, each of whom shall hold office for a term of one year, expiring at the annual meeting in 2020, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

        Each proxy or vote instruction form will be voted for the election of each of the Director nominees as directors, unless the proxy contains contrary instructions. Shares of Class A common stock and Class B common stock represented by proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual nominee or for all nominees will be voted (unless one or more nominees are unable to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or the size of the Board of Directors will be fixed at a lower number.

        Each of the nominees currently serves as a member of our Board of Directors. Our directors are elected in accordance with the provisions of the Wengen Securityholders Agreement. See "Certain Relationships and Related Party Transactions, and Director Independence—Information Regarding the Laureate Board." Subject to the provisions of the Wengen Securityholders Agreement, our directors are elected by a plurality of the votes cast by the stockholders present or represented by proxy and entitled to vote at the annual meeting. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of this proposal.

  Nominees for Election to the Board of Directors

        The names of the nominees for election to the Board of Directors and certain information about such nominees, including their ages, are set forth below. For information concerning the number of shares of common stock beneficially owned by each nominee, see "—Security Ownership of Certain Beneficial Owners and Management".

Name	Age	Position
Brian F. Carroll	47	Director
Andrew B. Cohen	47	Director
William L. Cornog	54	Director
Pedro del Corro	61	Director
Michael J. Durham	68	Director
Kenneth W. Freeman	68	Director, Chairman of the Board
George Muñoz	67	Director
Dr. Judith Rodin	74	Director
Eilif Serck-Hanssen	53	Director, Chief Executive Officer
Ian K. Snow	49	Director
Steven M. Taslitz	60	Director

        Brian F. Carroll is the managing partner of Carroll Capital LLC. He was, through 2016, a member of KKR, a global alternative asset manager. He joined KKR in 1995 and was head of the consumer and retail teams in Europe. He also was a member of the European Investment Committee. Prior to joining KKR, Mr. Carroll was with Donaldson, Lufkin & Jenrette, where he worked on a broad range of high yield financing, corporate finance and merchant banking transactions. In the past five years, Mr. Carroll has served as a member of the boards of directors of Flowgroup Plc, Pets at Home Group Plc, Cognita, Northgate Information Solutions, SMCP and Afriflora. Mr. Carroll earned a B.S. and B.A.S. from the University of Pennsylvania and an M.B.A. from Stanford University Graduate School of Business. Mr. Carroll has been a Director and the Chairman of the Compensation Committee of our Board of Directors since July 2007.

        Andrew B. Cohen is the chief investment officer and co-founder of Cohen Private Ventures, LLC, which invests long-term capital, primarily in direct private investments and other opportunistic transactions, and manages family office activities, on behalf of Steven A. Cohen. From 2002 to 2005 and from 2010 to 2014, Mr. Cohen was an analyst and portfolio manager at S.A.C. Capital Advisors, L.P., an investment management firm and the predecessor to Cohen Private Ventures, LLC. From 2005 to 2009, Mr. Cohen was a managing director and partner of Dune Capital Management LP, an investment management firm. Mr. Cohen began his career at Morgan Stanley, where he was an analyst in the real estate department and principal investing group (MSREF) and then an associate in the mergers and acquisitions group after business school. Mr. Cohen currently is a director of Republic First Bancorp, Inc. and serves as a member of the boards of directors of several private companies. He also serves on the National Advisory Board of the Johns Hopkins Berman Institute of Bioethics and

the Painting and Sculpture Committee of The Whitney Museum of American Art. In the past five years, Mr. Cohen has served as a member of the board of directors of Kadmon Holdings, Inc. Mr. Cohen earned a B.A. from the University of Pennsylvania and an M.B.A. from the Wharton School of the University of Pennsylvania. Mr. Cohen has been a Director since June 2013.

        William L. Cornog joined KKR Capstone, a consulting firm that provides services to KKR portfolio companies, in 2002 and currently serves as the managing partner of KKR Capstone. Mr. Cornog serves as a member of KKR's Americas, EMEA, APAC, Infrastructure, TMT Growth Portfolio Management, Investment & Distribution and Valuation Committees. Prior to joining KKR Capstone, Mr. Cornog was with Williams Communications Group as the senior vice president and general manager of network services. Prior to Williams Communications Group, Mr. Cornog was a partner at The Boston Consulting Group. Mr. Cornog also has worked in direct marketing with Age Wave Communications and in marketing and sales positions with SmithKline Beckman. Mr. Cornog currently is a director of GE Appliances (and a member of its compensation committee) and serves as a member of the board of directors of a private company. Mr. Cornog earned a B.A. from Stanford University and an M.B.A. from Harvard Business School. Mr. Cornog has been a Director since February 2017 and the Chairman of the Nominating and Corporate Governance Committee of our Board of Directors since January 2018.

        Pedro del Corro is a member of Torreal, S.A. ("Torreal"), one of the largest private investment firms in Spain. He joined Torreal in 1990 and is currently a managing director and a member of its board. Prior to joining Torreal, Mr. del Corro held various positions with Procter & Gamble in Spain, Belgium, the United Kingdom and Portugal. Mr. del Corro currently is a director of each of Arbarin Sicav, S.A. and Inversiones Naira Sicav, S.A. In the past five years, he has served as a member of the boards of directors of Universidad Europea de Madrid, S.L.U., Imagina and Saba Infraestructuras. Mr. del Corro earned a law degree from the Universidad de Deusto and a business administration degree from ICADE Business School—Universidad Pontificia Comillas. Mr. del Corro has been a Director since February 2017.

        Michael J. Durham has been a member of the board of directors and chairman of the audit committee of Travelport Worldwide Limited since 2014. From 2000 to 2012, Mr. Durham was the president and chief executive officer of Cognizant Associates ("Cognizant"), a consulting company he founded. Before founding Cognizant, Mr. Durham served as director, president and chief executive officer of The Sabre Group, Inc. ("Sabre"), then a NYSE-listed company providing information technology services to the travel industry. Mr. Durham held those positions from October 1996, the date of Sabre's initial public offering, until October 1999. Prior to that, Mr. Durham worked at AMR Corp./American Airlines, serving as the senior vice president and treasurer of AMR Corporation and the senior vice president of finance and the chief financial officer of American Airlines until he assumed the position of president of Sabre. In the past five years, Mr. Durham has served as a member of the boards of directors of Cambridge Capital Acquisition Corp. and The Hertz Corporation. Mr. Durham earned a B.A. from the University of Rochester and an M.B.A. from Cornell University. Mr. Durham has been a Director since April 2017.

        Kenneth W. Freeman has served as the Chairman of our Board of Directors since January 2019. Mr. Freeman was named Dean Emeritus of Boston University Questrom School of Business in September 2018 after serving as the Allen Questrom Professor and Dean from August 2010 to September 2018. Mr. Freeman served as a senior advisor of KKR from August 2010 through December 2014. From October 2009 to August 2010, Mr. Freeman was a member of KKR Management LLC, the general partner of KKR & Co. L.P. Mr. Freeman was a member of the limited liability company that served as the general partner of KKR from 2007. He joined the firm as the managing director in May 2005. From May 2004 to December 2004, Mr. Freeman was the chairman of Quest Diagnostics Incorporated, and from January 1996 to May 2004, he served as the chairman and chief executive officer of Quest Diagnostics Incorporated. From May 1995 to December 1996, Mr. Freeman was the

president and chief executive officer of Corning Clinical Laboratories, the predecessor company to Quest Diagnostics Incorporated. Prior to that, he served in various general management and financial roles with Corning Incorporated. Mr. Freeman currently is a director of the Center for Higher Ambition Leadership. In the past five years, Mr. Freeman has served as chairman of the board of trustees of Bucknell University, chairman of the Graduate Management Admission Council, chairman of Lake Region Medical, Inc. and as a member of the board of directors of HCA Holdings, Inc. (now known as HCA Healthcare, Inc.). Mr. Freeman earned a BSBA from Bucknell University and an M.B.A. from Harvard Business School. Mr. Freeman has been a Director since April 2017.

        George Muñoz has been a principal in the Washington, D.C.-based investment banking firm Muñoz Investment Banking Group, LLC since 2001. Mr. Muñoz has also been a partner in the Chicago-based law firm Tobin & Muñoz, LLC since 2002. Mr. Muñoz served as the president and chief executive officer of the Overseas Private Investment Corporation from 1997 to January 2001. Mr. Muñoz was the chief financial officer and assistant secretary of the U.S. Treasury Department from 1993 until 1997. Mr. Muñoz is a certified public accountant and an attorney. Mr. Muñoz served three terms as president of the Chicago Board of Education in the mid-1980s. Mr. Muñoz has taught courses in globalization at Georgetown University in Washington D.C. and is co-author of the book "Renewing the American Dream: A Citizen's Guide for Restoring of Competitive Advantage." Mr. Muñoz currently is a director of each of Marriott International, Inc. (and a member of its audit committee), Altria Group, Inc. and Anixter International, Inc. (and a member of its compensation committee), and a trustee of the National Geographic Society. Mr. Muñoz earned a B.B.A. from the University of Texas, a J.D. and a Master of Public Policy from Harvard University, and an LL.M. in Taxation from DePaul University. Mr. Muñoz has been a Director since March 2013 and the Chairman of the Audit Committee of our Board of Directors since August 2013.

        Dr. Judith Rodin served as the president of The Rockefeller Foundation from March 2005 to January 2017. The foundation supports efforts to combat global social, economic, health and environmental challenges. From 1994 to 2004, Dr. Rodin served as the president of the University of Pennsylvania. Before that, Dr. Rodin chaired the Department of Psychology at Yale University, and also served as the dean of the Graduate School of Arts and Sciences and provost, and served as a faculty member at the university for 22 years. Dr. Rodin currently is a director of each of Citigroup Inc. (and a member of its compensation committee) and Comcast Corporation (and a member of its audit and compensation committees) and serves as a member of the boards of directors of several private companies. From 1997 to 2013, Dr. Rodin served as a member of the board of directors of AMR Corporation. Dr. Rodin earned a B.A. from the University of Pennsylvania and a Ph.D. from Columbia University. Dr. Rodin has been a Director since December 2013.

        Eilif Serck-Hanssen serves as our Chief Executive Officer, a position he has held since January 2018. From March 2017 to December 2017, Mr. Serck-Hanssen served as our President and Chief Administrative Officer as well as our Chief Financial Officer. From July 2008 through March 2017, Mr. Serck-Hanssen served as our Executive Vice President and Chief Financial Officer. From February 2008 until July 2008, Mr. Serck-Hanssen served as chief financial officer and president of international operations at XOJET, Inc. In January 2005, Mr. Serck-Hanssen was part of the team that founded Eos Airlines, Inc., a premium airline, and until February 2008, Mr. Serck-Hanssen served as its executive vice president and chief financial officer. Prior to starting Eos Airlines, Mr. Serck-Hanssen served in several financial executive positions at US Airways, Inc. (now American Airlines, Inc.) and Northwest Airlines, Inc. (now Delta Airlines, Inc.), including serving as a senior vice president and treasurer of US Airways, Inc. Prior to joining the airline industry, Mr. Serck-Hanssen spent over five years with PepsiCo, Inc., in various international locations and three years with PricewaterhouseCoopers LLP (formerly Coopers & Lybrand Deloitte) in London. He is an Associate Chartered Accountant (ACA) and a member of the Institute of Chartered Accountants in England and Wales. Mr. Serck-Hanssen earned a B.A. from the University of Kent at Canterbury (United Kingdom), a B.S. from the Bergen

University College (Norway), and an M.B.A. from the University of Chicago Booth School of Business. Mr. Serck-Hanssen has been a Director since January 2018.

        Ian K. Snow is chief executive officer and a co-founding partner of Snow Phipps Group, LLC ("Snow Phipps"), a private equity firm. Prior to the formation of Snow Phipps in April 2005, Mr. Snow was a managing director at Ripplewood Holdings L.L.C., a private equity firm, where he worked from its inception in 1995 until March 2005. He currently serves as a director of each of the following private companies in which Snow Phipps holds an equity interest: Blackhawk Industrial Distribution, Inc., Brook &Whittle Limited, Cascade Environmental LLC, DecoPac, Inc., ECRM, LLC, Electric Guard Dog, LLC, FeraDyne Outdoors, LLC, HCTec, Inc., Ideal Tridon Holdings, Inc., Kele, Inc. and Teasdale Foods, Inc. From 1996 until 2007, Mr. Snow served as a member of the board of directors of Asbury Automotive Group, Inc. (and, from 2006 until 2007, a member of its audit committee). Mr. Snow earned a B.A., with honors, from Georgetown University. Mr. Snow has been a Director since July 2007.

        Steven M. Taslitz has served since 1983 as the chairman of Sterling Partners, a private equity firm he co-founded with Mr. Becker and others. Mr. Taslitz currently serves as a director of each of the following privately held companies in which Sterling Partners holds an equity interest: Black Rifle Coffee Company, LLC, Innovation Holdings, LLC, Surgical Solutions, LLC, Prospect Mortgage, LLC, Wengen Investments Limited, Sterling Fund Management, LLC, Secondary Opportunity Book, LLC, Sterling Venture Partners, LLC, Sterling Capital Partners, LLC, Sterling Capital Partners II, LLC, Sterling Capital Partners III, LLC, SC Partners III AIV One GP Corporation, Sterling Partners 2009, LLC and Sterling Capital Partners IV, LLC. Mr. Taslitz also serves as a member of the compensation committees of the boards of directors of each of these companies. From April 2005 to October 2012, Mr. Taslitz served as a member of the boards of directors of Ameritox Ltd. and Ameritox Testing Management, Inc. Mr. Taslitz earned a B.A., with honors, from the University of Illinois. Mr. Taslitz has been a Director since July 2007.

        During the past ten years, none of Laureate or its current Directors has (i) been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or (ii) been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

        During the past ten years, (i) no petition has been filed under federal bankruptcy laws or any state insolvency laws by or against any of our current directors, (ii) no receiver, fiscal agent or similar officer was appointed by a court for the business or property of any of our current directors and (iii) none of our current directors was an executive officer of any business entity or a general partner of any partnership at or within two years before the filing of a petition under the federal bankruptcy laws or any state insolvency laws by or against such entity.

        With the exception of Mr. Serck-Hanssen, who is a Norwegian citizen and a permanent resident of the United States, and Mr. del Corro, who holds Spanish citizenship, all of the Directors listed above are U.S. citizens.

  Controlled Company Exception

        Wengen controls a majority of the voting power of our outstanding common stock. As a result, we are a "controlled company" within the meaning of the Nasdaq corporate governance standards. Under the Nasdaq rules, a company of which more than 50% of the voting power is held by an individual, group or another company is a "controlled company" and may elect not to comply with certain Nasdaq corporate governance standards, including:

  •
  the requirement that a majority of the board of directors consist of independent directors;

  •
  the requirement that we have a nominating/corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee's purpose and responsibilities;

  •
  the requirement that we have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee's purpose and responsibilities; and

  •
  the requirement for an annual performance evaluation of the nominating/corporate governance and compensation committees.

        We utilize, and intend to continue to utilize, these exemptions. As a result, our Board of Directors does not and will not have a majority of independent directors, our Nominating/Corporate Governance Committee and Compensation Committee do not and will not consist entirely of independent directors and such committees do not and will not be subject to annual performance evaluations. Accordingly, for so long as we are a "controlled company" our stockholders will not have the same protections afforded to stockholders of companies that are subject to all of the Nasdaq corporate governance requirements.

  Board Meetings

        During 2018, there were 13 meetings of our Board of Directors and three actions by written consent. Each incumbent Director attended at least 75% of the aggregate of the meetings held by the Board of Directors during the period in which each such Director served as a member of our Board of Directors and the meetings held by the committees of our Board of Directors upon which such Director served. All Directors are expected to attend meetings of our Board of Directors, meetings of the committees of our Board of Directors upon which they serve and meetings of our stockholders absent cause. Each incumbent Director attended the annual meeting of stockholders in May 2018.

  Board Committees

        Our Board of Directors has four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Committee on Education.

        The Audit Committee meets with our independent auditors to: (i) review whether satisfactory accounting procedures are being followed by us and whether our internal accounting controls are adequate; (ii) monitor audit and non-audit services performed by the independent auditors; (iii) approve fees charged by the independent auditors; and (iv) perform all other oversight and review of Laureate's financial reporting process. The Audit Committee also reviews the performance of the independent auditors and annually selects the firm of independent auditors to audit Laureate's financial statements. The Audit Committee currently consists of Messrs. Muñoz, Durham and Freeman, and the Board of Directors has determined that Mr. Muñoz is an "audit committee financial expert" for purposes of Regulation S-K, Item 407(d)(5). Mr. Muñoz also serves as the Audit Committee's chairman. The Board of Directors has affirmatively determined that each of Messrs. Muñoz, Durham and Freeman meets the definition of "independent director" for purposes of the Nasdaq rules and the independence requirements of Rule 10A-3 of the Exchange Act. There were eight meetings of the Audit Committee during 2018.

        The Compensation Committee establishes the compensation for the Chief Executive Officer and the other executive officers of Laureate and generally reviews benefits and compensation for all officers and employees. The Compensation Committee also administers our 2007 Plan and our 2013 Plan. The Compensation Committee currently consists of Messrs. Carroll, Cohen, Cornog, del Corro, Freeman and Muñoz, with Mr. Carroll serving as the current Chairman. There were four meetings of the Compensation Committee during 2018.

        The Nominating and Corporate Governance Committee develops and recommends to the Board of Directors criteria for selecting qualified director candidates, identifies individuals qualified to become members of the Board of Directors and recommends to the Board of Directors candidates for election to the Board of Directors, considers committee member qualifications, appointment and removal, recommends corporate governance principles, promotes and assesses the Company's stated public benefit and activities as a public benefit corporation, and provides oversight in the evaluation of the Board of Directors and each committee. The Nominating and Corporate Governance Committee currently consists of Messrs. Cornog, Durham and Snow and Dr. Rodin. Mr. Cornog serves as the current Chairman of the Nominating and Corporate Governance Committee. There were four meetings of the Nominating and Corporate Governance Committee during 2018.

        Each of the above Committees has adopted a written charter, which has been approved by our Board of Directors. Copies of each charter are available on our website at http://investors.laureate.net under "Corporate Governance" and "Corporate Governance Documents."

        The Committee on Education reviews and advises our Board of Directors regarding academic matters and policies as well as new education products and technologies. The Committee on Education works closely with our Board Advisory Committee on Education, which also includes distinguished outside educational experts. The Committee on Education currently consists of Messrs. Freeman and Taslitz and Dr. Rodin, with Dr. Rodin serving as the current Chairwoman. There were four meetings of the Committee on Education during 2018.

  Code of Conduct and Ethics

        The Company has adopted a code of conduct and ethics that applies its all of its employees, including the Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer. The Code of Conduct and Ethics is available on our website at http://investors.laureate.net under "Corporate Governance" and "Corporate Governance Documents."

  Section 16(a) Beneficial Ownership Reporting Compliance

        Based on a review of reports filed with the SEC by our directors, executive officers and beneficial owners of more than 10% of our Class A Common Stock regarding their ownership and transactions in our common stock and written representations from those directors and executive officers, we believe that each director, executive officer and beneficial owner of more than 10% of our Class A Common Stock has filed timely reports under Section 16(a) of the Securities Exchange Act of 1934 during 2018, except that (i) Apollo Management Holdings GP, LLC and related parties filed a late Form 3 in connection with the conversion of Series A Preferred Stock they held into Class A Common Stock and filed a late Form 4 in connection with the sale of some of those shares of Class A Common Stock, (ii) Abraaj Platinum Holding, L.P. has not filed a Form 3 in connection with the conversion of Series A Preferred Stock it held into Class A Common Stock, and (iii) Cohen Private Ventures LLC filed a late Form 3 in respect of its becoming a beneficial holder of more than 10% of our Class A Common Stock upon entering into an advisory agreement.

EXECUTIVE COMPENSATION

  Compensation Discussion and Analysis

        This Compensation Discussion and Analysis provides an overview of our executive compensation philosophy, the overall objectives of our executive compensation program, and each material element of compensation for the fiscal year ended December 31, 2018 that we provided to each person who served as our principal executive officer and/or principal financial officer during 2018 and our three most highly compensated executive officers employed at the end of 2018 other than our principal executive officer and principal financial officer, all of whom we refer to collectively as our Named Executive Officers.

        Our Named Executive Officers for the fiscal year ended December 31, 2018, and their respective titles as of the end of the year were as follows:

  •
  Eilif Serck-Hanssen, Chief Executive Officer;

  •
  Jean-Jacques Charhon, Executive Vice President and Chief Financial Officer;

  •
  Ricardo M. Berckemeyer, President and Chief Operating Officer;

  •
  Timothy Grace, Chief Human Resources Officer; and

  •
  José Roberto Loureiro, Chief Executive Officer, Brazil.

The discussion regarding the 2018 compensation of our Named Executive Officers is divided into four sections.

See Page:
Executive Summary	13
Laureate Executive Compensation Program	14
2018 Performance Outcomes and Related Pay Decisions	22
Policies and Other Considerations	37

Executive Summary

        In 2017, we announced our plan to initially divest entities located in approximately six markets. In 2018, we announced our plans to divest additional entities, including in Europe, Asia and Central America, with the goal of focusing on key markets, which we view to be strategic in terms of scale and growth potential. Several of these planned transactions were consummated during 2018, including divestitures of assets in China, Cyprus, Italy, Germany and Morocco. During this period, we also have entered into definitive sale agreements for other assets that we expect to complete at later dates, pending satisfaction of closing conditions. We align our operating segments according to how our chief operating decision maker allocates resources and assesses performance. As of December 31, 2018, our reportable segments are the following: Brazil, Mexico, Andean, Rest of World and Online & Partnerships.

        In addition to executing our business plan to achieve strategic and operational results, such as increasing financial performance, improving liquidity and maximizing academic quality, the highest strategic priorities for our Named Executive Officers during 2018 were to:

  •
  Deliver on our simplification and risk management commitments, including implementing cost savings initiatives and executing targeted global asset divestitures designed to consolidate and rationalize our portfolio of businesses;

  •
  Deliver on key budget commitments, expanding margins, improving capital efficiency, reducing debt and realizing a significant increase in free cash flow;

  •
  Grow our business in our scale markets in Latin America;

  •
  Maximize academic quality and successful student outcomes, including the successful reaccreditation of approximately 35% of the academic institutions in our network;

  •
  Facilitate a smooth and successful Chief Executive Officer transition and onboarding of other new senior executives; and

  •
  Enhance our internal control over financial reporting to successfully remediate all previously disclosed material weaknesses.

Promotion and Hiring of Executive Officers

        Effective January 1, 2018, Mr. Serck-Hanssen, our then President, Chief Administrative Officer and Chief Financial Officer, became our Chief Executive Officer, and Mr. Berckemeyer, our then Chief Operating Officer, assumed the additional title of President. In connection with these changes, also effective January 1, 2018, the role of Chief Executive Officer, Brazil, in which Mr. Loureiro has served since December 1, 2012, became an executive officer of Laureate. As previously disclosed, new executives joined the executive management team in 2018, including Mr. Charhon as Executive Vice President and Chief Financial Officer effective January 1, 2018, and Mr. Grace as Chief Human Resources Officer effective May 28, 2018.

        Upon Mr. Serck-Hanssen's appointment as Chief Executive Officer effective January 1, 2018, his annual base salary increased from $710,496 to $850,000, his annual target Annual Incentive Plan ("AIP") award opportunity increased from 120% to 130% of his base salary and his annual long-term equity compensation target became 300% of his base salary.

        Upon Mr. Berckemeyer's assumption of his new role as President effective January 1, 2018, his annual base salary increased from $710,496 to $800,000, his AIP award opportunity increased from 120% to 130% of his base salary and his long-term equity compensation target became 250% of his base salary.

        On November 6, 2017, Laureate filed a Current Report on Form 8-K disclosing the appointment of Mr. Charhon as our new Executive Vice President and Chief Financial Officer effective January 1, 2018. A copy of Mr. Charhon's offer letter was filed as an Exhibit to our Annual Report on Form 10-K for the year ended December 31, 2017 and is incorporated herein by reference.

        Effective May 28, 2018, Mr. Grace became our Chief Human Resources Officer. A copy of Mr. Grace's offer letter was filed as an Exhibit to our Quarterly Report on Form 10-Q for the period ended June 30, 2018 and is incorporated herein by reference.

        Mr. Loureiro is the Chief Executive Officer, Brazil and has held such position since December 1, 2012. While Brazil has always been an important market for Laureate, the announced divestitures of assets in several other markets resulted in Brazil becoming a more significant market in our network. As a result of Mr. Loureiro's increased responsibilities as Chief Executive Officer of one of the major markets in the Laureate network, Mr. Loureiro's annual compensation increased and he became an executive officer in 2018.

Laureate Executive Compensation Program

Compensation Philosophy, Strategy and Principles

        Laureate is and strives to continue to be "Here for Good," an aim that reflects our focus on both permanence and purpose and helps shape our executive compensation framework. To that end, we design motivational incentives for our leaders to align their interests with three main priorities that are also important to our investors:

  •
  value creation and delivery through superior operating performance year after year;

  •
  a clear emphasis on long-term organizational financial stability and viability; and

  •
  securing and safeguarding the talent to manage and grow our business successfully.

        We use a diverse set of equity and cash incentives realizable upon achievement against performance targets. Each incentive is selected to encourage the right behaviors and results for our success and that of our students in the near- and long-term. Additionally, our program discourages our executives from taking excessive risk and encourages them to model, in an ethical way, our values, culture and mission, which is expanding access to quality higher education to make the world a better place.

        The following four guiding principles further shape our executive compensation program:

  •
  target compensation is designed to be competitive and reflective of the competitive value of the job in the marketplace;

  •
  the majority of actual compensation we pay is at risk, with no variable pay guaranteed;

  •
  levels of pay at risk are correlated with increasing levels of responsibility and impact; and

  •
  pay must simultaneously motivate ethical decision making, educational excellence, acting with integrity and exceptional performance.

Named Executive Officer Pay

        Target compensation levels for our executive officers take into consideration—but are not dictated by—any particular percentile relative to market practice. Four additional factors impact target pay levels:

  •
  the need to attract and retain high-caliber talent;

  •
  the degree to which each executive officer has consistently delivered results;

  •
  internal pay equity; and

  •
  the need to balance short-term and long-term incentives in a manner that is motivating and ensures pay is tied to performance.

Roles of Compensation Committee, Compensation Consultant, Chief Executive Officer and Management

        The majority of compensation earned by our Named Executive Officers is a function of corporate and individual financial and operational performance against pre-established goals. These goals are tied to performance goals over which our executive officers have considerable impact. Our CEO, management and the Compensation Committee, in consultation with the Compensation Committee's independent executive compensation consultant, ensure thorough oversight regarding the amount and form of executive compensation via the following pay governance processes:

Role	Management	Chief Executive Officer	Compensation Committee	Compensation Consultant(1)
Set CEO Target Compensation	—	—	Approve	Advise
Set Named Executive Officer Target Compensation	—	Recommend	Approve	Advise
Design Cash and Equity Incentive Programs (Metrics, Targets and Award Opportunities)	Develop	Recommend	Approve	Advise
Authorize Equity Grants and Cash Incentive Payouts	Recommend	Review	Approve	Review
Select and Review Peer Group	Develop	Recommend	Approve	Develop

(1)
The Compensation Committee's Executive Compensation Consultant, Frederic W. Cook & Co., Inc. ("FW Cook") is retained by and reports directly to the Compensation Committee and does not provide any other services to the Company. Upon assessment of independence pursuant to SEC rules, the Compensation Committee concluded that no conflict of interest arises from this relationship.

        In its capacity as the Compensation Committee's independent compensation consultant, FW Cook has provided insight to the Compensation Committee on certain regulatory requirements and concerns of our investors, assisted with the development of conceptual designs for future equity and cash incentive compensation programs and provided to the Compensation Committee relevant market data and alternatives to consider when making compensation decisions for the CEO and other Named Executive Officers. During 2018, the Compensation Committee updated the peer group for such comparative analysis.

        In making executive compensation determinations, the Compensation Committee also considers the results of the non-binding, advisory shareholder votes on our executive compensation program. Our shareholders approved our executive compensation program by over 99% of votes cast on the say-on-pay proposal in our 2018 Proxy Statement. The Compensation Committee is mindful of our shareholders' endorsement of the Compensation Committee's past decisions and policies and has maintained its general approach to executive compensation for decisions made to date. The Compensation Committee will continue to consider the results from this year's and future advisory shareholder votes regarding our executive compensation program.

Compensation Peer Group

        The Compensation Committee uses data derived from our peer group to inform its decisions about overall compensation, compensation elements, optimum pay mix and the relative competitive landscape of our executive compensation program. The Compensation Committee uses multiple reference points when establishing target compensation levels. Because comparative compensation information is just one of several analytic tools the Compensation Committee uses in setting executive compensation, it has discretion in determining the nature and extent of its use. Moreover, given the limitations associated with comparative pay information for setting individual executive compensation, the Compensation Committee may elect not to use the comparative compensation information while making individual compensation decisions.

        Laureate's compensation peer group currently comprises 23 companies which were selected based upon various criteria including, but not limited to the following:

  •
  Market capitalization (approximately one-half times to five times our market cap);

  •
  Revenues (approximately one-half times to two times our revenues);

  •
  Substantial proportion of non-US revenues (greater than 20%); and

  •
  Representation of a cross-section of sectors and industries, with a concentration of knowledge- and service-based companies.

        Our 2018 compensation peer group ("Compensation Peer Group") is:

Acadia Healthcare Company, Inc.	Amkor Technology, Inc.	CommScope Holding Company, Inc.
Convergys Corporation	Cooper-Standard Holdings Inc.	Dover Corporation
JELD-WEN Holding, Inc.	Jones Lang LaSalle Incorporated	Leggett & Platt, Incorporated
NCR Corporation	News Corporation	ON Semiconductor Corporation
Pearson plc	Quanta Services, Inc.	Regal Beloit Corporation
Sanmina Corporation	Sealed Air Corporation	Sonoco Products Company
Stericycle, Inc.	The Brink's Company	The Interpublic Group of
TTM Technologies, Inc.	Vishay Intertechnology, Inc.	Companies, Inc.

Executive Compensation Pay Components

Fixed vs. Variable Pay

        Laureate's executive compensation program is composed of three main components: base salary, AIP and our long-term equity incentive plan. To ensure alignment with our pay for performance philosophy, we focus our executive compensation program on variable pay while still providing competitive fixed base salaries to promote both short-term and long-term retention and performance.

Pay Mix

        The graphs below show the Annual Total Target Compensation for our CEO and Average Annual Target Compensation for other Named Executive Officers (excluding our CEO) for the 2018 Performance Year:

        Values above do not include special equity or cash awards that were given as a part of new hire, promotional or other agreements.

Base Salary

        The base salary of our Named Executive Officers is intended to provide a competitive fixed element of income to reward responsibility, experience, skills and competencies relative to the market, while effectively managing our overall fixed expenses. Annual salary increases, if any, are reviewed based on performance from the prior year by the Compensation Committee.

        The 2018 annualized salaries for the Named Executive Officers were:

Executive	2018 Salary
Eilif Serck-Hanssen	$850,000
Jean-Jacques Charhon	$600,000
Ricardo Berckemeyer	$800,000
Timothy Grace	$500,000
José Roberto Loureiro	$511,226

Annual Incentive Plan

        Our annual incentive plan is intended to recognize measures of overall company performance and profitability. Both individual and organizational targets are designed to be challenging, but attainable.

        The AIP Target Amount for each Named Executive Officer is based on a percent of base salary. The actual AIP payment depends on both organizational and individual performance and is calculated using the following formula:

        The organizational multiplier for executives with corporate or global responsibility is based on Laureate's overall business results. The organizational multiplier for executives with regional responsibility reflects an average of their regional results and Laureate's overall business results.

        Organizational multipliers for 2018 were calculated using the four metrics presented in the table below:

Financial Metric	Weight
Adjusted Financing EBITDA	30%
Unlevered Free Cash Flow	30%
Revenues	20%
New Enrollment	20%

        Of the metrics listed above, three focus on the financial sustainability of the organization: Adjusted Financing EBITDA, Unlevered Free Cash Flow and Revenues; and one is an education-industry based metric: New Enrollment.

        All organizational multipliers, the individual performance multipliers of each Named Executive Officer and the overall annual incentive award for each Named Executive Officer are typically reviewed and approved annually by the Compensation Committee at its March meeting.

        Generally, our overall incentive awards are capped at 200% of target; however, the Compensation Committee has discretion to make adjustments to such caps based on individual performance for the year. Considerations affecting evaluation of individual performance may include extraordinary economic or business conditions, the state of the business, deviations from forecasted business targets that are unrelated to the executive's performance and other external factors that, in the CEO's judgment (or the Compensation Committee's judgment in the case of the CEO's individual performance), may have affected our financial and operating results. The Compensation Committee also considers constructive strategic issues that have long-term consequences, such as positive student outcomes like job placement and on-time graduation, achieving the highest academic and operational standards and regulatory compliance. The Named Executive Officers are also rewarded for important strategic contributions, such as building succession plan pipelines and high-performance cultures. In reviewing the compensation of the Named Executive Officers, the Compensation Committee considers the executive's performance, the importance of the executive's position to us and the executive's future leadership potential.

        The metrics used for the Annual Incentive Plan are defined as follows:

  •
  Adjusted Financing EBITDA: Adjusted EBITDA is a non-GAAP performance measure, which we define as income (loss) from continuing operations before income taxes and equity in net income of affiliates, adding back the following items: (loss) gain on sales of subsidiaries, net; actual foreign currency exchange gain (loss), net; other (expense) income, net; gain (loss) on derivatives; loss on debt extinguishment; interest expense; interest income; depreciation and amortization expense; loss on impairment of assets; share based compensation expense; and expenses related to our Excellence in Process enterprise-wide initiative to optimize and standardize our processes to enable sustained growth and margin expansion. For 2018, the Compensation Committee used an Adjusted Financing EBITDA target for purposes of the AIP, which is similar to Adjusted EBITDA, but excludes the impact of foreign currency exchange rates as compared to the spot exchange rates assumed in our internal budgets and certain extraordinary or non-recurring items, which the Compensation Committee believes are not indicative of ongoing results ("Adjusted Financing EBITDA"). The Compensation Committee believes that Adjusted Financing EBITDA is an important measure in evaluating management's success in positioning the Company for sustainable profitability, which is a primary goal of the Company.

  •
  Unlevered Free Cash Flow: Unlevered free cash flow is a non-GAAP measure that is defined differently for the corporate level organizational multiplier and the regional level organizational multiplier. For the corporate level metric, unlevered free cash flow is defined as operating cash flow less cash interest and capital expenditures. For the regional level metric, unlevered free cash flow is defined as Adjusted EBITDA less cash interest and capital expenditures less taxes paid in cash, in each case for the applicable region.

  •
  Revenues: Revenues are the fees generated from our provision of educational services and products before any costs or expenses are deducted. Year-to-year growth in revenues indicates a strong base for future growth.

  •
  New Enrollment: New enrollment is defined as students who enroll in an academic program for the first time or students who return to their academic program after an absence of at least two years. New enrollment indicates that there is continued interest in the Laureate International Universities network and can be a leading indicator of future revenue levels.

Certain Adjustments in Measuring Performance

        In measuring financial performance for purposes of our incentive compensation programs, the Compensation Committee focuses on the fundamentals of the underlying business performance and adjusts for items that are not indicative of ongoing results. For example, Adjusted Financing EBITDA, unlevered free cash flow (for the corporate level metric) and revenue measures are expressed in constant currencies (i.e., excluding the effects of foreign currency translation) because we believe that period-to-period changes in foreign exchange rates can cause our reported results to appear more or less favorable than business fundamentals indicate. The Compensation Committee's approach to other types of adjustments is subject to pre-established guidelines, including materiality, and is designed to provide clarity and consistency as to how it views the business when evaluating performance. Charges and credits that may be excluded from Adjusted Financing EBITDA include strategic items (such as restructurings, acquisitions and divestitures); regulatory items (such as changes in law, or tax or accounting rules); and charges and credits that may be excluded from Adjusted Financing EBITDA and unlevered free cash flow include certain extraordinary and non-recurring items (such as natural disasters).

Long-Term Incentive Plan: Cash Incentive Opportunity

        In recent years, we have used long-term cash incentive plans ("LTIPs") as part of our overall compensation for our senior executive team. These LTIPs have been multi-year cash incentive plans designed to motivate and reward participants for the achievement of performance goals over an extended period by offering them the opportunity to receive cash payments based on the achievement of those goals. The multi-year performance period is designed to provide an additional incentive for the Named Executive Officers to remain with Laureate through the performance period and beyond. The LTIP awards have been conditioned on the achievement of Company financial performance goals and are earned over separate one-year periods subject to continued employment through the payment date. During 2018, the Compensation Committee began to phase out the use of LTIPs and began to include a larger portion of long-term stock-based compensation for the Named Executive Officers.

Long-Term Incentive Plan: Stock-Based Compensation

        Since 2013, we have maintained the Laureate Education, Inc. Amended and Restated 2013 Long-Term Incentive Plan (as amended and restated from time to time, the "2013 Plan") for the benefit of certain directors, officers and employees of the Company and its subsidiaries, as well as for others performing consulting or advisory services for the Company. The purpose of the 2013 Plan has been to provide incentives that will attract, retain and motivate high performing officers, directors, employees and consultants by providing them with appropriate incentives to maximize shareholder value and contribute to the long-term success of the Company. We have granted long-term equity awards under the 2013 Plan consistent with the view that stock-based incentive compensation opportunities play a key role in our being able to recruit, motivate and retain qualified individuals. While our compensation packages generally include a number of different components, we believe equity compensation is key to linking pay to performance, as it encourages employees to work toward our success and aligns their interests with those of our investors by providing them with a means by which they can benefit from increasing the value of the Company's stock.

        Our stock-based compensation is intended to be a significant portion of Named Executive Officer compensation to create a link between executive compensation and our long-term performance, thereby creating alignment between executive and investor interests. The Compensation Committee believes that the best way to align compensation of our Named Executive Officers with long-term growth and profitability is to design long-term incentive compensation that is, to a great degree, dependent on Company performance.

        In 2018, our annual grant program used a mix of three types of equity incentives for Named Executive Officer grants:

  •
  50% Performance Share Units (PSUs)

  •
  25% Stock Options

  •
  25% Restricted Stock Units (RSUs)

        We believe that the use of both performance-based and time-based awards creates a strong focus on executive motivation, performance and retention.

        The equity incentives contained the following key terms:

  1.
  Performance Share Units: The PSUs we granted to our Named Executive Officers in 2018 were eligible to vest in equal annual installments over a three-year period, subject to satisfaction of an Adjusted Financing EBITDA target. PSUs do not provide voting or dividend rights until the units are vested and settled in shares of our common stock. See "—Grants of Plan Based Awards in 2018" for more information on these grants. See "—Outstanding Equity Awards" for information about the vesting terms of our outstanding PSUs.

  2.
  Stock Options: The time-based stock options we granted to our Named Executive Officers in 2018 were eligible to vest in equal annual installments over a three-year period, subject to continued employment on each applicable vesting date. See "—Grants of Plan Based Awards in 2018" for more information on these stock options. See "—Outstanding Equity Awards" for information about the vesting terms of our outstanding stock options.

  3.
  Restricted Stock Units: The time-based RSUs we granted to our Named Executive Officers in 2018 were eligible to vest in three equal annual installments, subject to continued employment on each applicable vesting date. Except as provided in an individual agreement, all unvested RSUs are forfeitable upon termination of employment prior to vesting. RSUs do not provide voting or dividend rights until the units are vested and settled in shares of our common stock. See "—Grants of Plan Based Awards in 2018" for more information on these grants. See "—Outstanding Equity Awards" for information about the vesting terms of our outstanding RSUs.

        Our Named Executive Officers also may receive inducement grants at the time of hire or grants for recognition and retention, promotions or other purposes. The equity award value, vesting requirements and type of award for these ad hoc grants may vary depending on the purpose of the grant. Except for certain special retention grants of performance options and PSUs granted to Mr. Charhon and Mr. Grace granted on their respective employment start dates, no Named Executive Officer received any such grant in 2018. Any special retention grants of performance options and PSUs have vesting that is subject to continued employment on each applicable vesting date (with limited exceptions for termination of employment due to death, permanent disability and qualifying termination following a change of control).

Other Compensation

Non-Qualified Deferred Compensation Plan

        We also offer a Post-2004 Deferred Compensation Plan (the "Post-2004 DCP"), which is intended to promote executive retention by providing a long-term savings opportunity on a tax-efficient basis. Approximately 70 of our employees were eligible to participate for the 2018 plan year, including certain of the Named Executive Officers. The Post-2004 DCP provides eligible employees the opportunity to defer up to 85% of their base salaries and 100% of any bonus, or annual cash and/or long-term incentive awards. Each participant allocates such deferred compensation to notional investments selected by the participant that are similar to investment alternatives available in our 401(k) Retirement Savings Plan. The deferred compensation will be paid out following termination of employment or on a selected payout schedule, either in a lump sum or in installments, at the election of the participant. The minimum annual deferral amount under the Post-2004 DCP is $5,000. Each year, we have the ability, but not the obligation, to make matching employer contributions to each participant's Post-2004 DCP account if the participant made salary reduction contributions to the 401(k) Retirement Savings Plan, received less than the full match under the 401(k) Retirement Savings Plan on the salary reduction contribution because of the limit in Section 401(a)(17) of the Internal Revenue Code on compensation and made at least a $5,000 minimum contribution to his or her 401(k) Retirement Savings Plan account. To date, we have not made any matching contributions to any participant Post-2004 DCP account, nor have we chosen to make any other discretionary employer contributions permitted to be made to participants pursuant to the Post-2004 DCP. All amounts deferred under the Post-2004 DCP are unfunded and unsecured obligations of Laureate, receive no preferential creditors' standing and are subject to the same risks as any of our other general obligations. During 2018, only seven of our employees who were eligible participated in the Post-2004 DCP and none of our Named Executive Officers participated in the Post-2004 DCP.

Benefits

        We provide various employee benefit programs to our Named Executive Officers, including medical, dental, life/accidental death and dismemberment, and disability insurance benefits, and our 401(k) Retirement Savings Plan. These benefit programs are generally available to all of our U.S.-based full-time employees. Named Executive Officers were also provided with individual supplemental executive long-term disability coverage in 2018. Through the Company's Group Pinnacle Care plan, which is offered to all U.S.-based full-time employees, our Named Executive Officers may participate in the Pinnacle Care Health Consulting Service, a medical concierge service that provides advice and other assistance with health care decisions and gives them access to medical services around the world. These benefits are provided to the Named Executive Officers to eliminate potential distractions from performing their regular job duties. We believe the cost of these programs is counterbalanced by an increase in productivity by the executives receiving access to them. In connection with his offer of employment, we agreed to provide relocation benefits to Mr. Grace.

2018 Performance Outcomes and Related Pay Decisions

Summary Compensation Table

        The following table summarizes the total compensation earned in 2016, 2017 and 2018 by Messrs. Serck-Hanssen and Berckemeyer, and in 2018 by each of the other Named Executive Officers. Messrs. Charhon and Grace joined Laureate in 2018. Mr. Loureiro was employed by Laureate in 2016 and 2017, but was not a Named Executive Officer in 2016 or 2017.

        We have omitted from this table the columns for Bonus and Change in Pension Value and Nonqualified Deferred Compensation Earnings because no Named Executive Officer received these types of compensation during 2018, 2017 or 2016.

 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)		Stock Awards		Option Awards		Non-Equity Incentive Plan Compensation ($)(12)		All Other Compensation ($)(14)		Total ($)
Eilif Serck-Hanssen	2018	850,000		1,960,215	(2)	653,608	(6)	1,671,349		11,859	(15)	5,147,031
Chief Executive Officer	2017	686,716		1,677,188	(3)	2,424,458	(7)(8)	1,042,621		11,709	(15)	5,842,692
	2016	592,034		706,640		672,613		1,134,734		11,559	(15)	3,117,580
Jean-Jacques Charhon	2018	600,000		461,220	(4)	753,790	(9)	387,312		62,950	(16)	2,265,272
Executive Vice President and Chief
Financial Officer
Ricardo M. Berckemeyer	2018	800,000		1,537,426	(2)	512,630	(6)	1,373,882		38,334	(17)	4,262,272
President and Chief Operating Officer	2017	708,174		1,677,188	(3)	2,984,664	(7)(10)	1,167,795		43,604	(17)	6,581,425
	2016	694,288		706,640		676,500		2,055,211		40,903	(17)	4,173,542
Timothy Grace	2018	297,436		321,730	(5)	107,220	(11)	520,416		423,133	(18)	1,669,935
Chief Human Resources Officer
José Roberto Loureiro	2018	511,226	(1)	361,460	(2)	120,523	(6)	510,667	(13)	42,300	(1)(19)	1,546,175
Chief Executive Officer, Brazil

(1)
This amount is based on the average foreign currency exchange rate of Brazil Real to U.S. Dollar of 0.27597 for the calendar year. This average rate was used because Mr. Loureiro's salary varied at different times during 2018.

(2)
The amounts reported represent the grant date fair value, which is an estimated value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 Compensation—Stock Compensation ("ASC 718"), of RSUs and PSUs granted on March 7, 2018. RSUs vest in three equal annual installments, subject to continued employment on each applicable vesting date (with limited exceptions for termination of employment due to death, permanent disability and qualifying termination following a change of control). PSUs vest in three equal annual installments upon achievement of corporate performance goals. Please refer to Note 14, Share-based Compensation and Equity, in our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 for a discussion of the assumptions related to the calculation of this value.

(3)
The amounts reported represent the grant date fair value, which is an estimated value computed in accordance with ASC 718, of RSUs and PSUs granted on June 14, 2017. RSUs vest in three equal annual installments, subject to continued employment on each applicable vesting date (with limited exceptions for termination of employment due to death, permanent disability and qualifying termination following a change of control). PSUs vest in three equal annual installments upon achievement of corporate performance goals. Please refer to Note 14, Share-based Compensation and Equity, in our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 for a discussion of the assumptions related to the calculation of this value.

(4)
The amounts reported represent the grant date fair value, which is an estimated value computed in accordance with ASC 718, of RSUs and PSUs granted to Mr. Charhon on March 7, 2018 and PSUs granted to him on January 2, 2018. The RSUs granted on March 7, 2018 vest in three equal annual installments, subject to continued employment on each applicable vesting date (with limited exceptions for termination of employment due to death, permanent disability and qualifying termination following a change of control). The PSUs granted on March 7, 2018 vest in three equal annual installments upon achievement of corporate performance goals. The 32,000 PSUs granted on January 2, 2018 (the "Charhon Retention PSUs") vested one third on March 15, 2019 and two thirds vest on March 15, 2020, upon achievement of corporate performance goals, subject to continued employment on each applicable vesting date (with limited exceptions for termination of employment due to death, permanent disability and qualifying termination following a change of control). Of the Charhon Retention PSUs granted on January 2, 2018 and scheduled to vest on March 15, 2019, 10,667 did not vest because the applicable performance target was not met, and these Charhon Retention PSUs were forfeited and the applicable portion of the total grant date fair value was reversed. If we assume the highest level of performance on these PSUs, the total units award grant date fair value would be $778,520, consisting of grant date fair value of $471,040 for the Charhon Retention PSUs granted on January 2, 2018 and grant date fair value of $307,480 for the PSUs granted on March 7, 2018. Please refer to Note 14, Share-based Compensation and Equity, in our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 for a discussion of the assumptions related to the calculation of this value.

(5)
The amounts reported represent the grant date fair value, which is an estimated value computed in accordance with ASC 718, of RSUs and PSUs granted to Mr. Grace on May 29, 2018. The RSUs granted on May 29, 2018 can vest in three equal annual installments, subject to continued employment on each applicable vesting date (with limited exceptions for termination of employment due to death, permanent disability and qualifying termination following a change of control). The PSUs granted on May 29, 2018 include two different types of performance goals. 13,793 of these PSUs can vest in three equal annual installments upon achievement of corporate performance goals. An additional 19,920 PSUs (the "Grace Retention PSUs") can vest one third on March 15, 2019 and two thirds on March 15, 2020, upon achievement of corporate performance goals, subject to continued employment on each applicable vesting date (with limited exceptions for termination of employment due to death, permanent disability and qualifying termination following a change of control). The 6,640 Grace Retention PSUs scheduled to vest on March 15, 2019, did not vest because the applicable performance target was not met, and these Grace Retention PSUs were forfeited and the applicable portion of the total grant date fair value was reversed. If we assume the highest level of performance on PSUs granted to Mr. Grace, the total award grant date fair value would be $524,237, consisting of grant date fair value of

  $309,756 for the Grace Retention PSUs granted and grant date fair value of $214,481 for the PSUs granted (other than the Grace Retention PSUs). Please refer to Note 14, Share-based Compensation and Equity, in our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 for a discussion of the assumptions related to the calculation of this value.

(6)
The amounts reported represent the grant date fair value, which is an estimated value computed in accordance with ASC 718, of time options granted on March 7, 2018. Please refer to Note 14, Share-based Compensation and Equity, in our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 for a discussion of the assumptions related to the calculation of this value.

(7)
Amounts shown for 2017 include the incremental fair value on June 19, 2017, the modification date, which is an estimated value computed in accordance with ASC 718, with respect to the reduction to $17.44 of the exercise price per share of certain stock options granted under our 2013 Plan. For Mr. Serck-Hanssen the total incremental fair value reported is $382,164. For Mr. Berckemeyer the total incremental fair value reported is $384,373.

(8)
For Mr. Serck-Hanssen, the amount shown in the Options Awards column for 2017 includes the grant date fair value, which is an estimated value computed in accordance with ASC 718, of $542,290 for stock options granted to him on June 14, 2017 and $1,500,004 for stock options granted to him on September 13, 2017.

(9)
For Mr. Charhon, the amount shown in the Options Awards column includes the grant date fair value, which is an estimated value computed in accordance with ASC 718, of $599,998 for time-based options granted to him on January 2, 2018, and $156,060 for performance options granted to him on January 2, 2018, assuming the highest level of performance on these performance options, and of $153,791 for the time-based options granted to him on March 7, 2018. Of the performance options granted to him on January 2, 2018, $52,014 of grant date fair value was forfeited because the performance target for vesting of such options was not achieved.

(10)
For Mr. Berckemeyer, the amount shown in the Options Awards column for 2017 includes the grant date fair value, which is an estimated value computed in accordance with ASC 718, of $542,291 for stock options granted to him on June 14, 2017 and $2,058,000 for stock options granted to him on September 13, 2017.

(11)
For Mr. Grace, the amount shown in the Options Awards column includes the grant date fair value, which is an estimated value computed in accordance with ASC 718, of $107,220 for time-based options granted to him on May 29, 2018, and of $103,276 for performance options granted to him on May 29, 2018, assuming the highest level of performance on these performance options. Of the performance options granted to him, $34,416 of grant date fair value was forfeited because the performance target for vesting of such options was not achieved.

(12)
For 2018, the amounts represent awards under our AIP only. For Mr. Serck-Hanssen, the 2017 amount represents awards under our AIP only, and the 2016 amount represents $634,734 under the AIP and $500,000 under his LTIP. For Mr. Berckemeyer, the 2017 amount represents awards under our AIP only and the 2016 amount represents $1,055,211 under our AIP and $1,000,000 under his LTIP.

(13)
The amount is based on the December 2018 end of month foreign currency exchange rate of Brazil Real to U.S. Dollar of 0.25747.

(14)
"All Other Compensation" for each Named Executive Officer, other than Mr. Loureiro, includes $8,250 for 2018 contributed by us pursuant to our 401(k) matching program. For Messrs. Serck-Hanssen and Berckemeyer "All Other Compensation" includes $8,100 for 2017 and $7,950 for 2016 contributed by us pursuant to our 401(k) matching program. Mr. Loureiro is not eligible to participate in the 401(k) program, which is offered only to our domestic U.S.-based employees.

(15)
For 2018, 2017 and 2016, includes $3,609 for executive supplemental disability plan premiums paid by us.

(16)
Includes $32,749 for reimbursement of lodging expenses in Baltimore, $20,960 for reimbursement for travel expenses between Baltimore and Connecticut and $662 for reimbursement for meals, each reimbursed in accordance with the terms of Mr. Charhon's offer letter, and $329 for subscriptions and membership dues.

(17)
For 2018, includes $4,639 for executive supplemental disability plan premiums paid by us and $25,445 for transportation. For 2017, includes $4,639 for executive supplemental disability plan premiums paid by us, $1,600 for a service award, and $29,265 for family transportation. For 2016, includes $4,639 for executive supplemental disability plan premiums paid by us and $28,314 for family transportation.

(18)
Includes $413,745 for relocation expense reimbursement, in accordance with the terms of Mr. Grace's offer letter, and $1,138 for other miscellaneous expenses.

(19)
Includes $21,433 for health insurance coverage, $9,162 for transportation, $7,568 for car maintenance, $3,104 for entertainment and food, and $1,033 for executive supplemental disability plan premiums paid by us.

Mr. Serck-Hanssen and Mr. Charhon Offer Letters.

        At the time Mr. Serck-Hanssen was hired as our Executive Vice President and Chief Financial Officer in July 2008, our other executive officers were parties to retention agreements entered into in connection with our 2007 leveraged buyout, which have since expired, that provided, among other things, for a lump-sum severance benefit in the event we terminated the executive's employment without cause. Because Mr. Serck-Hanssen was being hired as an executive officer at a time when these retention agreements were still in effect, the Compensation Committee thought it appropriate to authorize Mr. Serck-Hanssen's written offer of employment to include a provision entitling Mr. Serck-Hanssen to the same lump sum severance benefit in the event we terminate his employment without cause. See "—Potential Payouts Upon Termination or Change in Control—Involuntary Termination Without Cause" for a discussion of the severance benefits available to Mr. Serck-Hanssen.

        At the time Mr. Charhon was hired as our Executive Vice President and Chief Financial Officer in November 2017, the Compensation Committee determined that it was appropriate to authorize Mr. Charhon's written offer of employment to include a provision entitling Mr. Charhon to a severance benefit in the event we terminate his employment without cause and other than for disability. See "—Potential Payouts Upon Termination or Change in Control—Involuntary Termination Without Cause" for a discussion of the severance benefits available to Mr. Charhon.

Annual Cash Incentive Opportunity.

        In March 2018, the Compensation Committee adopted the 2018 AIP. Weighting under the 2018 AIP consisted of the organizational multiplier which are operating metrics that account for 80% of the total target and the individual performance multiplier which accounts for 20% of the total target. The organizational multiplier consists of: Adjusted Financing EBITDA, 30%; unlevered free cash flow, 30%; revenues, 20%; and new enrollments, 20%. The metric targets for the 2018 AIP were based on the 2018 budget. If at least 90% of the corporate Adjusted Financing EBITDA were not achieved for the year, the AIP plan pool would not be funded and no awards would be paid to any participant under the 2018 AIP, including the Named Executive Officers. In addition to financial measures, internal controls were a critical focus for the Company. Therefore, to ensure the Named Executive Officers were focused on remediation in 2018 of previously disclosed material weaknesses, a minimum number of material weaknesses were required to be remediated in order for the 2018 AIP plan pool to be funded.

        In 2018, AIP target award opportunities ranged from 50% to 130% of the base salary of each Named Executive Officer, depending on the executive's level of responsibility and the impact the Compensation Committee perceived the Named Executive Officer to have on Company operations. The Compensation Committee took into consideration Compensation Peer Group competitiveness and compensation equity across various Company executive positions when setting the range of target 2018 AIP award opportunities for our Named Executive Officers. The Compensation Committee also gave each Named Executive Officer the opportunity to earn a 2018 AIP award above the target opportunity, up to a maximum of 200% of his AIP target opportunity, if the Company achieved certain levels of performance and the Compensation Committee determined that the individual also had achieved certain goals.

        AIP awards granted to our Named Executive Officers for 2018 performance reflect the Compensation Committee's assessment of each Named Executive Officer's individual performance and our overall performance, when measured against the goals established by the Compensation Committee for 2018 of Adjusted Financing EBITDA, unlevered free cash flow, revenues, new enrollments and individual objectives. The 2018 AIP was designed so that a multiplier would be applied to the respective weight of each metric, which proportionally reduced or increased the Named Executive Officer's award depending on the extent to which the goal for each metric was missed or exceeded, as applicable, and as set forth in the table below for each Named Executive Officer. Except as described below, for performance percentages between the levels set forth in the table, the resulting payout percentage was adjusted on a linear basis. Because the Compensation Committee's intent in designing the 2018 AIP was for the Named Executive Officers to stress improved corporate and regional profitability and internal controls, the 2018 AIP provided that: (i) had we achieved 90% or less of the 2018 corporate and/or regional Adjusted Financing EBITDA goal, as applicable, none of the Named Executive Officers would have received any 2018 AIP Award, (ii) the individual performance multiplier was capped at the corporate level organizational multiplier based on operating metrics, (iii) if less than three of four material weaknesses were remediated, each Named Executive Officer's 2018 AIP would have been reduced by 30%, (iv) if three of four material weaknesses were remediated, each Named Executive Officer's 2018 AIP would have been reduced by 15%, and (v) if all four material weaknesses were remediated and Sarbanes-Oxley certification received, each Named Executive Officer would have been eligible to receive 100% of their 2018 AIP opportunity. Additionally, the 2018 AIP provided that if the Company achieved 85% or less of the established goal for new enrollments, 90% or less of the established goal for revenues or 80% or less of the established goals for unlevered free cash flow, then the portion of the Named Executive Officer's AIP award dependent on that metric would have been entirely deducted from his total 2018 AIP award opportunity.

Percent Payout	Performance Against Plan	Adjusted Financing EBITDA	Unlevered Free Cash Flow	Revenues	New Enrollments
Weight		30%	30%	20%	20%
200%	Percent of Target	110%	120%	110%	115%
100%	Value for 100% payout	Target	Target	Target	Target
0%	Percent of Target	90%	80%	90%	85%

        The tables below contain the goal for each metric used in the 2018 AIP to determine the AIP awards earned in respect of 2018 performance by each of the Named Executive Officers. 2018 AIP awards for all Named Executive Officers, other than Mr. Loureiro, were measured based on corporate level performance results. The 2018 AIP award for Mr. Loureiro was measured 50% based on corporate level performance results and 50% based on Brazil performance results. Of the four financial metrics used to determine 2018 AIP awards, Adjusted Financing EBITDA and unlevered free cash flow were weighted the heaviest because of the Compensation Committee's focus on corporate and regional profitability and liquidity. While each of revenues and new enrollment are critical to our ability to grow over the long term, the Compensation Committee believes Adjusted Financing EBITDA and unlevered free cash flow are the most important measures of sustainable corporate profitability and liquidity. In assessing performance under the AIP, the Compensation Committee has discretion to adjust certain financial metrics as set forth above in "—Certain adjustments in measuring performance." In assessing 2018 performance under the AIP, the Compensation Committee took into account the impact of certain notable items, including expenses relating to the repricing of our corporate term loans in 2018 and the positive impact from the resolution of an earnout liability related to the 2014 acquisition of Monash South Africa.

CORPORATE 2018 AIP

Performance Metric	Target	Weighted Target as % of Award	Weighted Target as % of Corporate Component
Organizational multiplier metrics
Adjusted Financing EBITDA(1)	$826.9	30%	24%
Unlevered Free Cash Flow(1)	$315.4	30%	24%
Revenues(1)	$4,178.8	20%	16%
New Enrollments	507,926	20%	16%
Individual Performance		20%	20%

			100%

(1)
In millions

        In determining the AIP awards, the Compensation Committee considered 2018 results with respect to each performance metric and 2018 results as a percentage of the applicable corporate goal, in particular, that the Company slightly exceeded the targets for Adjusted Financing EBITDA and new enrollments, slightly missed the target for revenues and significantly exceeded the target for unlevered free cash flow. The table below provides information relating to the 2018 AIP target for each of the Named Executive Officers, both in dollar amounts and as a percentage of year-end base salary.

Executive	Bonus Salary Amount ($)	AIP Target Award as % of 2018 Year-End Salary	Target 2018 AIP Award ($)	Approved Individual Performance Multiplier		Actual Award $	Actual Award as a % of Target Award
Eilif Serck-Hanssen	850,000	130%	1,105,000	236	%(1)	1,671,349	151.3%
Jean-Jacques Charhon	600,000	50%	300,000	125%		387,312	129.1%
Ricardo M. Berckemeyer	800,000	130%	1,040,000	140%		1,373,882	132.1%
Timothy Grace	500,000	80%	400,000	130%		520,416	130.1%
José Roberto Loureiro(2)	462,762	100%	462,762	130%		510,667	110.4%

(1)
For Mr. Serck-Hanssen, the Compensation Committee assessed his individual performance multiplier at 236%. The Compensation Committee determined that Mr. Serck-Hanssen's performance during 2018, particularly his efforts related to successful execution of divestitures, and his successful transition into the role of Chief Executive Officer warranted an adjustment to his individual performance multiplier.

(2)
For Mr. Loureiro, the organizational multiplier portion of his AIP is based 50% on corporate level performance results and 50% on Brazil performance results. The Brazil organizational multiplier for 2018 was 80.74%, which consists of a bonus result of Adjusted Financing EBITDA of 17%, unlevered free cash flow of 42%, revenues of 1% and new enrollments of 20%. Mr. Loureiro's bonus was based on his annual salary in effect prior to any adjustments from the union negotiations in Brazil in November.

Long-Term Cash Incentive Opportunity.

        Messrs. Serck-Hanssen, Berckemeyer and Loureiro each participated in an LTIP in 2018. As described above, these LTIPs are multi-year cash incentive plans. The LTIP awards are conditioned on the achievement of Company financial performance goals and are earned over separate one-year periods and are subject to continued employment through the payment date.

        On May 23, 2017, the Compensation Committee established new cash LTIP opportunities for Messrs. Serck-Hanssen and Berckemeyer. Each of Mr. Serck-Hanssen and Mr. Berckemeyer was eligible to receive up to $1.0 million upon satisfaction of 2017 performance criteria and up to an additional $2.0 million upon satisfaction of 2018 performance criteria. The LTIP awards were conditioned on the achievement of corporate Adjusted Financing EBITDA performance goals and could be earned over separate one-year periods, subject to continued employment through the payment date. Any amounts payable under the LTIPs were payable in early 2019 upon certification by the Compensation Committee of achievement of the applicable performance goals. In March 2018, the Compensation Committee certified that the applicable 2017 performance goals had been achieved and the first portion of the cash LTIP for each executive was banked and was payable, subject to continued employment through the payment date in 2019. In March 2019, the Compensation Committee determined that the 2018 performance goals under the LTIP for Messrs. Serck-Hanssen and Berckemeyer had not been achieved. Accordingly, no additional amounts under the LTIPs were payable to Messrs. Serck-Hanssen and Berckemeyer for the 2018 performance goals. In March 2019, the total amount paid to Messrs. Serck-Hanssen and Berckemeyer was $1.0 million each. The LTIPs terminated upon the Compensation Committee's assessment of the 2018 performance goals thereunder and the payment of the banked amounts relating to the achievement of the 2017 performance goals.

        On September 14, 2017, the Compensation Committee established a new cash LTIP for Mr. Loureiro. Mr. Loureiro was eligible to receive up to an aggregate amount equal to 100% of his annual salary based on his annual salary in effect on December 31, 2018. Of the LTIP amount, 50% was based upon satisfaction of 2017 performance criteria and 50% was based upon satisfaction of 2018 performance criteria. The LTIP awards were conditioned on the achievement of Adjusted EBITDA performance goals for Brazil and could be earned over separate one-year periods, subject to continued employment through the payment date. Any amounts payable under the LTIP was payable in early 2019 upon certification by the Compensation Committee of achievement of the applicable performance goals. In March 2018, the CEO certified that the applicable 2017 performance goals had been achieved and the first portion of the cash LTIP for Mr. Loureiro was banked and was payable, subject to continued employment through the payment date in 2019. Mr. Loureiro was not a Named Executive Officer in 2017 and the applicable 2017 performance goals under his LTIP were reviewed by the CEO and not required to be reviewed by the Compensation Committee. In March 2019, the Compensation Committee determined that 2018 performance goals under the LTIP for Mr. Loureiro had not been achieved. Accordingly, no additional amount under the LTIP was payable to Mr. Loureiro for the 2018 performance goals. In March 2019, the total amount paid to Mr. Loureiro in 2019 was the United States Dollar equivalent of Brazil Real 898,661 and based on foreign currency exchange rates between the Brazil Real to United States Dollar on the payment date. The LTIP terminated upon the Compensation Committee's assessment of the 2018 performance goals thereunder and the payment of the banked amount relating to the achievement of the 2017 performance goals.

Long-Term Equity Incentive Opportunity

  Grants of Plan-Based Awards in 2018

        The table below sets forth information regarding grants of plan-based awards to our Named Executive Officers in 2018. The grants include award opportunities for our Named Executive Officers under our AIP for performance during 2018.

 GRANTS OF PLAN-BASED AWARDS

												Grant Date Fair Value of Stock and Option Awards ($)
									All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards					Exercise or Base Price of Option Awards ($/share)
Name	Grant Date	Award Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Eilif Serck-Hanssen	3/7/18	AIP(1)	1	1,105,000	2,210,000
	3/7/18	Time Options(2)								84,774	$13.97	653,608
	3/7/18	PSUs(3)					93,554					1,306,810
	3/7/18	RSUs(4)							46,772			653,405
Jean-Jacques Charhon	3/7/18	AIP(1)	1	300,000	600,000
	1/2/18	Time Options(5)								89,552	$14.72	599,998
	1/2/18	Perf. Options(6)					17,000				$17.89	156,060
	1/2/18	PSUs(7)					32,000					471,040
	3/7/18	Time Options(2)								19,947	$13.97	153,791
	3/7/18	PSUs(3)					22,010					307,480
	3/7/18	RSUs(4)							11,005			153,740
Ricardo M. Berckemeyer	3/7/18	AIP(1)	1	1,040,000	2,080,000
	3/7/18	Time Options(2)								66,489	$13.97	512,630
	3/7/18	PSUs(3)					73,368					1,024,951
	3/7/18	RSUs(4)							36,684			512,475
Timothy Grace	3/7/18	AIP(1)	1	400,000	800,000
	5/29/18	Time Options(8)								12,887	$15.55	107,220
	5/29/18	Perf. Options(9)					10,680				$17.89	103,276
	5/29/18	PSUs(10)					13,793					214,481
	5/29/18	PSUs(11)					19,920					309,756
	5/29/18	RSUs(12)							6,897			107,248
José Roberto Loureiro	3/7/18	AIP(1)	1	540,548	1,081,096
	3/7/18	Time Options(2)								15,632	$13.97	120,523
	3/7/18	PSUs(3)					17,249					240,969
	3/7/18	RSUs(4)							8,625			120,491

(1)
The Compensation Committee approved the 2018 AIP for the Named Executive Officers at its March 6, 2019 meeting. The target awards were equal to a percentage of each Named Executive Officer's base salary on December 31, 2018. The percentage of base salary for each Named Executive Officer's 2018 AIP target award was: Mr. Serck-Hanssen—130%; Mr. Charhon—50%; Mr. Berckemeyer—130%; Mr. Grace—80%; and Mr. Loureiro—100%. The maximum 2018 AIP opportunity for each Named Executive Officer was equal to 200% of the executive's 2018 AIP target award. See "—Annual Cash Incentive Opportunity" above for more information regarding the AIP.

(2)
Granted under the 2013 Plan. These time-based vesting stock options have a 10-year term and vest in equal annual installments over a three-year period beginning on December 31, 2018, subject to continued employment on each applicable vesting date (with limited exceptions for termination of employment due to death, permanent disability and qualifying termination following a change of control). The exercise price is $13.97 per share.

(3)
Granted under the 2013 Plan. One-third of these PSUs will be eligible to vest based upon achievement of the applicable Adjusted EBITDA targets for each of 2018, 2019, and 2020.

(4)
Granted under the 2013 Plan. These RSUs vest in three equal annual installments beginning on December 31, 2018, subject to continued employment on each applicable vesting date (with limited exceptions for termination of employment due to death, permanent disability and qualifying termination following a change of control).

(5)
Granted under the 2013 Plan. These time-vested options granted on January 2, 2018 have a five-year term and vest 50% on each of December 31, 2018 and December 31, 2019, subject to continued employment on each applicable vesting date (with limited exceptions for termination of employment due to death, permanent disability and qualifying termination following a change of control). The exercise price is $14.72 per share.

(6)
Granted under the 2013 Plan. These special retention performance options granted on January 2, 2018 have a 10-year term and vest one third on March 15, 2019 and two thirds on March 15, 2020, each vesting subject to achievement of Adjusted EBITDA targets for 2018 and 2019, respectively, subject to continued employment on each applicable vesting date (with limited exceptions for termination of employment due to death, permanent disability and qualifying termination following a change of control). The exercise price is $17.89 per share, which is higher than the closing price of the Company's Class A common stock on the Nasdaq on the grant date. The exercise price was set at $17.89 to be consistent with the exercise price for the special retention performance options granted to other executives of Laureate in June 2017.

(7)
Granted under the 2013 Plan. Special retention PSUs granted on January 2, 2018. One-third of these PSUs will be eligible to vest on March 15, 2019, and two thirds of these PSUs will be eligible to vest on March 15, 2020 upon achievement of Adjusted EBITDA targets for each of 2018 and 2019, subject to continued employment on each applicable vesting date (with limited exceptions for termination of employment due to death, permanent disability and qualifying termination following a change of control).

(8)
Granted under the 2013 Plan. These time-based vesting stock options have a 10-year term and vest in three equal annual installments beginning on December 31, 2018, subject to continued employment on each applicable vesting date (with limited exceptions for termination of employment due to death, permanent disability and qualifying termination following a change of control). The exercise price is $15.55 per share.

(9)
Granted under the 2013 Plan. These special retention performance options granted on May 29, 2018 have a 10-year term and vest one third on March 15, 2019 and two thirds on March 15, 2020, each vesting subject to achievement of Adjusted EBITDA targets for 2018 and 2019, respectively, subject to continued employment on each applicable vesting date (with limited exceptions for termination of employment due to death, permanent disability and qualifying termination following a change of control). The exercise price is $17.89 per share, which is higher than the closing price of the Company's Class A common stock on the Nasdaq on the grant date. The exercise price was set at $17.89 to be consistent with the exercise price for the special retention performance options granted to other executives of Laureate in June 2017.

(10)
Granted under the 2013 Plan. One-third of these PSUs will be eligible to vest based upon achievement of the applicable Adjusted EBITDA targets for each of 2018, 2019, and 2020.

(11)
Granted under the 2013 Plan. Special retention PSUs granted on May 29, 2018. One-third of these PSUs will be eligible to vest on March 15, 2019, and two thirds of these PSUs will be eligible to vest on March 15, 2020 upon achievement of Adjusted EBITDA targets for each of 2018 and 2019, subject to continued employment on each applicable vesting date (with limited exceptions for termination of employment due to death, permanent disability and qualifying termination following a change of control).

(12)
Granted under the 2013 Plan. These RSUs vest in three equal annual installments beginning on December 31, 2018, subject to continued employment on each applicable vesting date (with limited exceptions for termination of employment due to death, permanent disability and qualifying termination following a change of control).

  Outstanding Equity Awards at 2018 Year End

        The following table provides information concerning unexercised options, PSUs and RSUs that have not vested as of the end of the most recently completed fiscal year for each Named Executive Officer. Each outstanding award is represented by a separate row, which indicates the number of securities underlying the award, including awards that have been transferred other than for value (if any).

        For option awards, the table discloses the number of shares underlying both exercisable and unexercisable options, as well as the exercise price and the expiration date. For stock unit awards, the table provides the total number of units that have not vested and the aggregate market value of shares of stock issuable upon vesting of these units that have not vested.

        We computed the market value of stock unit awards by multiplying the fair market value of our Class A common stock at the end of the most recently completed fiscal year ($15.24) by the number of shares of stock or units.

        Stock options granted under the 2013 Plan generally have a ten-year term and must have an exercise price of no less than fair market value on the date of grant, which is the closing price of our Class A common stock on the Nasdaq on the date of grant. The value of our stock options to each grantee is entirely dependent on stock price appreciation beyond the date of grant and the ability to sell the shares acquired upon exercise of options.

        Our Named Executive Officers have been granted PSUs that vest upon the achievement of certain performance targets; however, the performance targets may vary depending, among other things, upon whether the grant is an annual grant or whether the grant is a special retention grant. In March 2019, the Compensation Committee determined, based on the Company's 2018 audited consolidated financial statements, that the applicable 2018 performance goals had been achieved for those PSUs that were granted on an annual basis to certain executives, including the Named Executive Officers, and based on Adjusted EBITDA targets (the "Annual PSUs based on Adjusted EBITDA"). The PSUs granted on an annual basis and subject to the 2018 targets became vested in March 2019 and were settled in shares of our Class A common stock in March 2019. As described in the table below, certain of our Named Executive Officers received grants for PSUs that are special retention grants (collectively, the "Retention PSUs"). The Retention PSUs vest one third based on Adjusted EBITDA performance targets for 2018 and two thirds based on Adjusted EBITDA targets for 2019. The Adjusted EBITDA targets in the Annual PSUs based on Adjusted EBITDA and the Adjusted EBITDA targets in the Retention PSUs are based on different targets, with certain items, such as initiatives under the Accelerator Plan, taken into account in the targets for the Retention PSUs. In March 2019, the Compensation Committee determined that the performance target goals for 2018 in the Retention PSUs had not been achieved and the one-third vesting did not occur, and such tranche of Retention PSUs was forfeited. In March 2019, the Compensation Committee determined that for those PSUs in which the performance target was based on the Company's closing stock price on December 31, 2018, that the performance target had not been achieved. The PSUs granted that are subject to certain closing stock price targets on certain dates, including, December 31, 2018, include a "catch-up" provision providing that if the stock price required to be achieved for any target year is not achieved at that date, the stock price could be achieved at a later time, but prior to December 31, 2020, in which case the PSUs relating to such missed year would become vested following confirmation by the Compensation Committee that such share price target had been achieved.

        The following table sets forth information regarding outstanding equity awards held by our Named Executive Officers as of the end of 2018, including equity awards granted under our 2007 Stock Incentive Plan (the "2007 Plan") and our 2013 Plan to the Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

		Option Awards					Stock Awards
Name	Original Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(3)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Eilif Serck-Hanssen	10/2/2013	254,776			$17.44	10/2/2023
	6/14/2017	38,625	19,312		$17.89	6/14/2027	10,416	$158,740	41,666	$634,990
	9/13/2017		145,773		$18.36	9/13/2020
	9/13/2017	145,773			$21.00	9/13/2021
	3/7/2018	28,258	56,516		$13.97	3/7/2028	31,181	$475,198	93,544	$1,425,611
Jean-Jacques Charhon	1/2/2018	44,776	44,776		$14.72	1/2/2023
	1/2/2018			17,000	$17.89	1/2/2028			32,000	$487,680
	3/7/2018	6,649	13,298		$13.97	3/7/2028	7,336	$111,801	22,010	$335,432
Ricardo Berckemeyer	10/2/2013	256,249			$17.44	10/2/2023
	6/14/2017	38,625	19,312		$17.89	6/14/2027	10,416	$158,740	41,666	$634,990
	9/13/2017		200,000		$18.36	9/13/2020
	9/13/2017	200,000			$21.00	9/13/2021
	3/7/2018	22,163	44,326		$13.97	3/7/2028	24,456	$372,709	73,368	$1,118,128
Timothy Grace	5/29/2018	4,296	8,591		$15.55	5/29/2028	4,598	$70,074	13,793	$210,205
	5/29/2018			10,680	$17.89	5/29/2028			19,920	$303,581
José Roberto Loureiro	12/9/2010	67,500			$21.52	12/9/2020
	10/2/2013	51,311			$17.44	10/2/2023
	6/14/2017	1,489	744		$17.89	6/14/2027	401	$6,111	1,606	$24,475
	6/14/2017			15,442	$17.89	6/14/2027			24,986	$380,787
	12/12/2017								30,000	$457,200
	3/7/2018	5,211	10,421		$13.97	3/7/2028	5,750	$87,630	17,249	$262,875

(1)
The numbers in this column represent vested time and vested performance options.

(2)
The numbers in this column represent unvested time options. The vesting dates of unvested time options are as follows: Mr. Serck-Hanssen—145,773 vest on September 13, 2019, 47,570 vest on December 31, 2019 and 28,258 vest on December 31, 2020; Mr. Charhon—51,425 vest on December 31, 2019 and 6,649 vest on December 31, 2020; Mr. Berckemeyer—200,000 vest on September 13, 2019, 41,475 vest on December 31, 2019, and 22,163 vest on December 31, 2020; Mr. Grace—4,296 vest on December 31, 2019 and 4,295 vest on December 31, 2020; and Mr. Loureiro—5,955 vest on December 31, 2019 and 5,210 vest on December 31, 2020.

(3)
The numbers in this column represent unvested special retention performance options as of December 31, 2018. The terms of our outstanding performance options provide that vesting occurs only after audited financial statements for the applicable target year are available and the Compensation Committee can determine the extent to which the performance goal has or has not been achieved. The vesting schedule for the performance options granted would be one-third vested if the Compensation Committee determines that the 2018 performance goal is achieved and two-thirds vested if the Compensation Committee determines that the 2019 performance goal is achieved. In March 2019, the Compensation Committee determined that the applicable 2018 performance goal had not been achieved. In accordance with the terms of the performance options, the tranche linked to the 2018 performance goal was cancelled due to failure to meet the 2018 performance goal. For Mr. Charhon, 5,667 performance options were cancelled and 11,333 remain unvested. For Mr. Grace, 3,560 performance options were cancelled and 7,120 remain unvested. For Mr. Loureiro, 5,148 performance options were cancelled and 10,294 remain unvested.

(4)
The numbers in this column represent unvested RSUs. The market value of the RSUs is equivalent to $15.24 per share, the fair market value of our Class A common stock, which is the closing price of our stock on the Nasdaq as of December 31, 2018. The vesting dates of unvested RSUs are as follows: Mr. Serck-Hanssen—26,007 vest on December 31, 2019 and 15,590 vest on December 31, 2020; Mr. Charhon—3,668 vest on December 31, 2019 and 3,668 vest on December 31, 2020; Mr. Berckemeyer—22,644 vest on December 31, 2019 and 12,228 vest on December 31, 2020; Mr. Grace—2,299 vest on December 31, 2019 and 2,299 vest on December 31, 2020; and Mr. Loureiro—3,276 vest on December 31, 2019 and 2,875 vest on December 31, 2020.

(5)
The numbers in this column represent unvested PSUs. The market value of the PSUs is equivalent to $15.24 per share, the fair market value of our Class A common stock, which is the closing price of our stock on the Nasdaq as of December 31, 2018. The terms of our outstanding PSUs provide that vesting occurs only after audited financial statements for the applicable target year are available and the Compensation Committee can determine the extent to which the performance goal has or has not been achieved. The number of PSUs subject to annual performance targets is as follows: Mr. Serck-Hanssen—52,015 for 2018, 52,014 for 2019, and 31,181 for 2020; Mr. Charhon—18,004 for 2018, 28,670 for 2019 and 7,336 for 2020; Mr. Berckemeyer—45,289 for 2018, 45,289 for 2019, and 24,456 for 2019; Mr. Grace—11,238 for 2018, 17,878 for 2019 and 4,597 for 2020; and Mr. Loureiro—24,882 for 2018, 33,210 for 2019 and 15,749 for 2020.

  Option Exercises and Stock Vested During Fiscal 2018

        The following table includes certain information with respect to vesting of RSUs and PSUs during fiscal year 2018. We have omitted the columns pertaining to Option Awards, as they are inapplicable because no Named Executive Officer exercised any stock options during fiscal year 2018.

OPTION EXERCISES AND STOCK VESTED

	Stock Awards
	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Eilif Serck-Hanssen	32,349	(1)	$444,799
	20,380	(2)	$296,937
	8,643	(3)	$126,447
	21,607	(4)	$316,110
	26,008	(5)	$385,439
Jean-Jacques Charhon	3,669	(5)	$54,375
Ricardo Berckemeyer	32,415	(1)	$445,706
	8,642	(3)	$126,432
	21,607	(4)	$316,110
	22,645	(5)	$335,599
Timothy Grace	2,299	(5)	$34,071
José Roberto Loureiro	4,282	(1)	$58,878
	3,571	(3)	$52,244
	8,928	(4)	$130,617
	3,276	(5)	$48,550

(1)
Represents PSUs vested on April 2, 2018, upon achievement of the applicable 2017 performance goals. The fair market value of our Class A common stock on the last trading day immediately prior to the vesting date was $13.75.

(2)
Represents RSUs vested on May 15, 2018. The fair market value of our Class A common stock on the last trading day immediately prior to the vesting date was $14.57.

(3)
Represents PSUs vested on June 18, 2018, upon achievement of the applicable Equity Value targets for fiscal years 2016 and 2017. The fair market value of our Class A common stock on the last trading day immediately prior to the vesting date was $14.63.

(4)
Represents RSUs vested on June 18, 2018. The fair market value of our Class A common stock on the last trading day immediately prior to the vesting date was $14.63.

(5)
Represents RSUs vested on December 31, 2018. The fair market value of our Class A common stock on the last trading day immediately prior to the vesting date was $14.82.

2018 Pension Benefits

        No Named Executive Officer participates in any defined benefit pension plan or arrangement provided by Laureate.

2018 Nonqualified Deferred Compensation

        No Named Executive Officer who was eligible to participate in the Post-2004 DCP in 2018 elected to participate in the Post-2004 DCP. Mr. Loureiro was not eligible to participate in the Post-2004 DCP because the Post-2004 DCP is only available to eligible participants based in the United States. We have omitted the table for Nonqualified Deferred Compensation because no Named Executive Officer received such type of compensation during 2018, 2017 or 2016.

Potential Payments Upon Termination or Change in Control

        The table below reflects potential payments to each of the Named Executive Officers in various termination and change in control scenarios based on compensation, benefits and equity levels in effect on December 31, 2018. The amounts shown assume that the termination or change in control event was effective as of December 31, 2018. For stock valuations, we have assumed that the price per share is the fair market value of our Class A common stock at December 31, 2018, which was $15.24, the closing price on the Nasdaq on that date. The table below excludes any amounts payable to the Named Executive Officer to the extent that these amounts are available generally to all salaried employees and do not discriminate in favor of our Named Executive Officers.

Potential Payments upon Termination

        Payments Regardless of Manner of Termination.    Regardless of the termination scenario, each Named Executive Officer will receive earned but unpaid base salary through the employment termination date, along with any other accrued or vested payments or benefits owed under any of our plans or agreements covering them as governed by the terms of those plans or agreements.

        Payments Upon Termination Due to Death or Disability.    In the event of a termination due to death or disability of a Named Executive Officer, all unvested RSUs, PSUs or options will be forfeited, except that: (i) any such unvested RSUs or time options that would have vested subsequent to, but during the same calendar year as, the death or disability will become vested; and (ii) any unvested performance options or PSUs that would, but for the termination of employment due to death or disability, have vested had the applicable performance goal for the calendar year during which the death or disability occurred been achieved will remain outstanding until the Compensation Committee determines whether the applicable performance goal has been achieved and will become vested if and when the Compensation Committee determines that the applicable performance goal has been achieved or will terminate on the date the Compensation Committee determines that the applicable performance goal has not been achieved, and the balance of the unvested portion of the performance option or PSU will terminate as of the date of termination of employment due to death or disability. In the event of a termination due to death or disability, vested options may (by the Named Executive Officer's beneficiary in the case of death) be exercised only for a period of two years from the termination due to death or disability of the Named Executive Officer.

        Involuntary Termination and Resignation for Good Reason.    If a Named Executive Officer's employment is terminated by us without cause, or he resigns for good reason, all unvested RSUs, PSUs and options will be forfeited; provided, however, that if the termination occurs subsequent to the end of a fiscal year but prior to the publication of our audited financial statements for such year and the Compensation Committee determines, upon publication of such financial statements, that one or more tranches of performance vested stock options or PSUs would have vested and become nonforfeitable based upon the audited financial statements for such year, that portion of the performance vested stock options or PSUs that would otherwise have become vested and nonforfeitable had the termination occurred after the date of the Compensation Committee's determination will become vested and nonforfeitable upon such determination, and he will have 90 days from the termination date to exercise any vested options held on the termination date.

        For each of our Named Executive Officers, "good reason" is defined as (i) a reduction in base salary (other than a general reduction in base salary that affects all similarly situated employees), (ii) a substantial diminution in his title, duties and responsibilities, other than any isolated, insubstantial and inadvertent failure by the Company or its subsidiaries that is not in bad faith, or (iii) a transfer of his primary workplace by more than 50 miles from his current workplace; provided, however, that in any event, such event is not cured within ten business days after he gives the Company notice of such event.

        For each of our Named Executive Officers, "cause" means (i) gross negligence or willful malfeasance in connection with the performance of his duties; (ii) conviction of, or pleading guilty or nolo contendere to, any felony; (iii) theft, embezzlement, fraud or other similar conduct by the executive in connection with the performance of his duties; or (iv) a willful and material breach of any other applicable agreements including, without limitation, engaging in any action in breach of any applicable restrictive covenants.

        Payments Upon Voluntary Resignation or Termination for Cause.    If a Named Executive Officer resigns without good reason or is terminated by the Company for cause, he will forfeit all unvested equity grants and, if he resigns without good reason, all vested but unexercised options held at the time of termination will be exercisable for a period of 90 days post termination. If employment is terminated by the Company for cause, all vested awards also will be forfeited.

        Vested stock options will remain exercisable for a period equal to the shorter of: (i) two years post termination of employment and (ii) the remaining term of the original option grant for any participant, including any Named Executive Officer, who (a) has a minimum of five continuous years of service with us and (b) provides at least six months' prior written notice of his or her resignation. Vested stock options will remain exercisable for a period equal to the shorter of (i) five years post termination of employment and (ii) the remaining term of the original stock option grant for any participant, including any Named Executive Officer, who (a) has a combined age and years of service equal to at least 70, including a minimum of five continuous years of service with us and (b) for any grants issued during or prior to 2018, provides at least 12 months' prior written notice of his or her retirement.

Potential Payments Upon a Change in Control

        If a Named Executive Officer ceases to be an eligible individual under the 2007 Plan or the 2013 Plan coincident with or within 18 months after a change in control as a result of an involuntary termination without cause or his resignation with good reason (a "Qualifying Termination"), to the extent not already vested or previously forfeited, (1) that portion of time-vested options and that portion of the RSUs that would otherwise have become vested and exercisable on or before the third anniversary of the effective date of the Qualifying Termination will become vested and exercisable immediately prior to the effective date of the Qualifying Termination and the balance of the unvested portion of the time vested options will terminate without becoming vested, and (2) that portion of performance options and PSUs that would otherwise have become vested and exercisable had we achieved the applicable performance goal in the three fiscal years (or, if shorter, the remaining initial target years) ending coincident with or immediately subsequent to the effective date of the Qualifying Termination will become vested and exercisable immediately prior to the effective date of the

Qualifying Termination and the balance of the unvested portion of the performance options or PSUs will terminate without becoming vested.

Name	Benefit	Without Cause/Good Reason Termination		Termination due to Death or Disability	Change in Control plus Qualifying Termination
Eilif Serck-Hanssen	Cash Severance	$2,932,500	(1)		$3,910,000	(2)
	Acceleration of options(3)				$71,779
	Acceleration of RSU vesting(4)				$633,938
	Acceleration of PSU vesting(5)			$792,709	$2,060,600

	Total	$2,932,500		$792,709	$6,676,318
Jean-Jacques Charhon	Cash Severance	$1,200,000	(6)		$1,200,000	(6)
	Acceleration of options(3)				$40,173
	Acceleration of RSU vesting(4)				$111,801
	Acceleration of PSU vesting(5)			$274,381	$823,112

	Total	$1,200,000		$274,381	$2,175,086
Ricardo M. Berckemeyer	Cash Severance	$2,760,000	(7)		$3,680,000	(8)
	Acceleration of options(3)				$56,298
	Acceleration of RSU vesting(4)				$531,449
	Acceleration of PSU vesting(5)			$690,204	$1,753,118

	Total	$2,760,000		$690,204	$6,020,865
Timothy Grace	Cash Severance	$900,000	(9)		$1,350,000	(10)
	Acceleration of options
	Acceleration of RSU vesting(4)				$70,074
	Acceleration of PSU vesting(5)			$171,267	$513,786

	Total	$900,000		$171,267	$1,933,860
José Roberto Loureiro	Cash Severance	$362,271	(11)		$1,388,286	(12)
	Unused vacation	$8,486			$8,486
	Acceleration of options(3)				$13,236
	Acceleration of RSU vesting(4)				$93,741
	Acceleration of PSU vesting(5)			$379,202	$1,125,337

	Total	$370,757		$379,202	$2,629,086

(1)
Represents a lump sum severance payment equal to 18 months' base salary and 150% of Mr. Serck-Hanssen's target cash incentive award as of December 31, 2018; provided that Mr. Serck-Hanssen executes the Company's standard release agreement, which includes a two-year covenant not to compete or disclose confidential information, as required by his offer letter.

(2)
Represents a lump sum severance payment equal to 24 months' base salary and 200% of Mr. Serck-Hanssen's target cash incentive award as of December 31, 2018; provided that Mr. Serck-Hanssen executes the Company's standard release agreement, which includes a two-year covenant not to compete or disclose confidential information, as required by his offer letter.

(3)
Vesting of certain unvested time and performance stock options will accelerate as a result of termination due to death or disability or upon a Qualifying Termination within 18 months following a change in control. Except for stock options that were granted on March 7, 2018, which had a strike price of $13.97 per share, and the stock options that were granted to Mr. Charhon on January 2, 2018, which had a strike price of $14.72 per share, the unvested stock options held by the Named Executive Officers on December 31, 2018 had exercise prices greater than or equal to the fair market value of our Class A common stock on such date, which was $15.24. Accordingly, the amounts reflect only the intrinsic value associated with the accelerated vesting of the stock options granted on March 7, 2018, and for Mr. Charhon, the intrinsic value associated with the accelerated vesting of the stock options granted on January 2, 2018.

(4)
In connection with a Qualifying Termination within 18 months following a change in control, that portion of unvested RSUs that would otherwise have become vested and exercisable in the three fiscal years (or, if shorter, the remaining initial years) ending coincident with or immediately subsequent to the effective date of the Qualifying Termination will become vested and exercisable immediately prior to the effective date of the Qualifying Termination. Represents the aggregate fair market value of outstanding unvested RSUs that could vest pursuant to the terms of the RSUs within the applicable period following December 31, 2018.

(5)
In connection with a Qualifying Termination within 18 months following a change in control, that portion of unvested PSUs that would otherwise have become vested and exercisable had we achieved the Equity Value Target in the three fiscal years (or, if shorter, the remaining initial target years) ending coincident with or immediately subsequent to the effective date of the Qualifying Termination will become vested and exercisable immediately prior to the effective date of the Qualifying Termination. Represents the aggregate fair market value of unvested PSUs outstanding on December 31, 2018 and subject to 2018 and 2019 performance goals. The terms of the PSUs provide that any unvested PSUs that would, but for the termination due to death or disability, have vested had the applicable performance goal for the calendar year during which the death or disability occurred been achieved will remain outstanding until the Compensation Committee determines whether the performance goal for such year has been achieved. Because the information in this table assumes such termination due to death or disability occurred as of December 31, 2018, there is no such acceleration of PSUs.

(6)
Represents a severance payment equal to two times Mr. Charhon's then-current base salary, to be paid in equal installments over a 12-month period following the date of termination according to the Company's regular payroll schedule; provided that Mr. Charhon executes the Company's standard release agreement, which includes a two-year covenant not to compete or disclose confidential information, as required by his offer letter.

(7)
Represents payments in the form of salary continuation equal to 18 months' base salary and 150% of Mr. Berckemeyer's target cash incentive award as of December 31, 2018; provided that Mr. Berckemeyer executes the Company's standard release agreement, which includes a two-year covenant not to compete or disclose confidential information.

(8)
Represents a lump sum severance equal to 24 months' base salary and 200% of Mr. Berckemeyer's target cash incentive award as of December 31, 2018; provided that Mr. Berckemeyer executes the Company's standard release agreement, which includes a two-year covenant not to compete or disclose confidential information.

(9)
Represents payments in the form of salary continuation equal to one year's base salary plus 100% of bonus target; provided that Mr. Grace executes the Company's standard release agreement, which includes a two-year covenant not to compete or disclose confidential information.

(10)
Represents a lump sum severance payment equal to one and a half times Mr. Grace's base salary and one and a half times Mr. Grace's target cash incentive award as of December 31, 2018; provided that Mr. Grace executes the Company's standard release agreement, which includes a two-year covenant not to compete or disclose confidential information.

(11)
Represents lump sum severance payment equal to Mr. Loureiro's salary for the month of December 2018, plus additional amounts required pursuant to the employment laws of Brazil.

(12)
Represents a lump sum severance payment equal to one and a half times Mr. Loureiro's base salary and one and a half times Mr. Loureiro's target cash incentive award as of December 31, 2018; provided that Mr. Loureiro executes the Company's standard release agreement, which includes a two-year covenant not to compete or disclose confidential information.

Policies and Other Considerations

What we do:	What we do NOT do:
Align pay with performance	Guarantee bonus payouts
Incorporate multiple performance metrics within our variable pay components	Pay when performance does not meet the pre-determined gatekeeper
Set challenging performance objectives	Provide excessive executive perquisites
Incorporate payout caps for performance-based short- and long-term incentives	Target Named Executive Officer compensation at a specific market reference
Incorporate an appropriate peer group for our competitive benchmarking	Provide tax gross-ups for change in control
Conduct competitive benchmarking against the market	Offer payment of dividends for unearned equity awards
Consider guidance from an independent compensation consultant	Award equity grants that have "single-trigger" accelerated vesting
Maintain stock ownership guidelines for our top executive officers	Accelerate vesting of restricted stock or RSUs for retirement
Uphold an executive severance policy	Provide a supplemental executive retirement plan or supplemental executive medical plan

Severance Policy Guidelines

        In March 2018, the Compensation Committee approved a severance policy for executives, including our Named Executive Officers, and non-executive employees with a goal of providing consistent decisions regarding severance payment amounts and timing of payments upon termination of executive and non-executive employees. Except for those executives who have an offer letter for employment that expressly provides otherwise, the severance policy provides for the following severance upon termination, other than for a termination for performance-related matters and a termination without cause within 12 months following a change of control:

  •
  CEO and President and COO will receive:

  •
  one and one-half times their annual base salary;

  •
  one and one-half times their AIP at target on termination; and

  •
  COBRA/medical insurance subsidies paid at 100% for one and one-half years.

  •
  Named Executive Officers (other than the CEO and President and COO) will receive:

  •
  one year of annual base salary;

  •
  one year of AIP at target on termination; and

  •
  COBRA/medical insurance subsidies paid at 100% for one year.

        For all Named Executive Officers, any other long-term cash compensation will be forfeited, any unvested equity compensation will not be accelerated, and the severance amounts will be paid in the form of salary continuation. Any lump sum payments of severance must be approved by the Chief Human Resources Officer and the CEO. Any other deviations from the guidelines regarding severance for executive officers, including Named Executive Officers, must be approved by the Compensation Committee.

        Except for those executives who have an offer letter for employment that expressly provides otherwise, the severance policy provides for the following severance in the case of a termination without cause during the first 12 months following a change in control:

  •
  CEO and President and COO will receive:

  •
  two times their annual base salary;

  •
  two times their AIP at target on termination;

  •
  other long-term cash compensation will be prorated based on achievement; and

  •
  COBRA/medical insurance subsidies paid at 100% for one and one-half years.

  •
  Named Executive Officers (other than the CEO and President and COO) will receive:

  •
  one and one-half times their annual base salary;

  •
  one and one-half times their AIP at target on termination;

  •
  other long-term cash compensation will be prorated based on achievement; and

  •
  COBRA/medical insurance subsidies paid at 100% for one and one-half years.

        For all Named Executive Officers (other than the CEO), the vesting of any unvested equity compensation awards will be as set forth in the terms of any grant documents for such awards and the severance amounts will be made in a lump sum payment.

Stock Ownership Guidelines

        We recognize the importance of utilizing quantifiable standards to ensure our executives' personal financial interests are in close alignment with those of our shareholders. To that end, executives are urged to comply with established stock ownership guidelines of five times annual base salary for our CEO and three times annual base salary for other Named Executive Officers.

        The following are considered to determine if each executive has met these guidelines:

  •
  Company Class A or Class B common stock owned exclusively by the Named Executive Officer, jointly with his or her spouse, or in a trust for the benefit of members of his or her family; and

  •
  the in-the-money portion of vested, unexercised stock options.

        The following are not considered:

  •
  unvested or unearned performance-vesting shares/units;

  •
  unvested or previously exercised stock options; and

  •
  underwater stock options.

        Until such guidelines are met and as each award is exercised, vested, or earned out, executives are expected to retain 75% of net profit shares for the CEO or 50% of net profit shares for other Named Executive Officers.

Risk Considerations

        We have reviewed and considered our compensation plans and practices for all of our employees and do not believe that our compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. We utilize many design features that mitigate the possibility of encouraging excessive risk-taking behavior. Among these design features are the following:

  •
  reasonable goals and objectives that are well-defined and communicated;

  •
  a strong recoupment ("clawback") policy;

  •
  balance of short- and long-term variable compensation tied to a mix of financial and operational objectives;

  •
  market-aligned severance policy for executives that does not have automatic single-trigger equity vesting or enhanced severance payments upon a change in control;

  •
  prohibition on executive officers and directors engaging in any form of hedging transaction or holding Laureate securities in margin accounts, or pledging Laureate securities as collateral for loans;

  •
  retaining an independent compensation consultant for the Compensation Committee; and

  •
  the Compensation Committee's ability to exercise downward discretion in determining payouts.

Clawback Policy

        In October 2013, the Compensation Committee adopted an Executive Incentive Compensation Recoupment Policy, also known as a "clawback." Under these clawback provisions, executives who violate confidentiality, non-competition, and non-solicitation agreements forfeit any outstanding awards under the 2013 Plan and must return any gains realized from awards prior to the violation. These provisions serve to protect our intellectual property and human capital and help ensure that executives act in the best interests of Laureate and its investors. We plan to revise the Executive Incentive Compensation Recoupment Policy to be consistent with the final rules implementing the requirements of the Dodd-Frank Act.

Tax and Accounting Implications

        As part of its role, the Compensation Committee considers the tax and accounting impacts reflected in our financial statements when establishing our compensation plans. The forms of compensation it selects are intended to be cost efficient. Under GAAP, the cash AIP awards, LTIP awards, and performance-based equity awards result in "accrual" accounting, which means that the estimated payout of the award, along with any changes in that estimate, are recognized over the performance period. Our ultimate expense will equal the value earned by and paid to the executives. Therefore, the ultimate expense is not determinable until the end of the performance period.

        Additionally, the Compensation Committee considers whether the forms of compensation it selects are tax deductible compensation consistent with our philosophies of aligning pay with performance and the interests of our Named Executive Officers with those of our investors.

CEO Pay Ratio

        Pursuant to Item 402(u) of Regulation S-K and Section 953(b) of the Dodd-Frank Act, presented below is the ratio of annual total compensation of our CEO to the annual compensation of our median employee. The ratio presented below is a reasonable estimate calculated in a manner consistent with Item 402(u).

        In identifying the median employee, we calculated the annual target total cash compensation of each employee globally (excluding our CEO) for the 12-month period that ended on December 31, 2018. Annual target total cash compensation for these purposes included base salary, including any additional allowances based on regional practice, and bonus target amount (i.e. base/base including allowances multiplied by target bonus percent). This was calculated using internal Human Resources system records and supplemental allowance data. We did not apply any cost-of-living adjustments as part of the calculation.

        As of December 31, 2018, including discontinued operations, we had approximately 60,000 employees, of which approximately 6,000 were full-time academic teaching staff and 21,000 were part-time academic teaching staff. The employee population used for the median calculation was comprised of approximately 37% part-time employees, of which approximately 89% are part-time faculty who work within the institutions across the Laureate network. We selected the median employee based on 60,316 full-time, part-time, temporary, and expatriate workers who were employed as of December 31, 2018. This population excludes student employees, interns, and summer/seasonal employees, who were omitted pursuant to the de minimis exemption provided under Item 402(u). We also did not include external contractors, fixed-term contractors or independent consultants in our determination. The total employee population excluded from the calculation was less than 5% of our full employee population as of December 31, 2018. For employees who were hired in 2018 but did not work the complete year, we annualized their target total cash compensation, but did not make any full-time equivalent adjustments. We employ people around the world, and a significant portion of our workforce is located outside the U.S. The employee population used for the median calculation was comprised of approximately 10% employees based in the U.S. and approximately 90% employees based outside the U.S.

        The 2018 annual total compensation of our CEO and median employee is displayed below:

  •
  Chief Executive Officer: $5,147,031

  •
  Median Employee: $9,444

  •
  Ratio: 545:1

DIRECTOR COMPENSATION

        The following table summarizes the compensation paid to or earned by our Directors in 2018. We have omitted from this table the columns for Option Awards, Non-Equity Incentive Plan Compensation and Change in Pension Value and Nonqualified Deferred Compensation Earnings, as no amounts are required to be reported in any of those columns for any director during 2018.

        As previously disclosed, on December 29, 2017, we and Wengen, our controlling stockholder, entered into a Chairman Compensation Agreement (the "Chairman Agreement") with Mr. Becker setting forth the terms under which Mr. Becker served as the non-executive Chairman of our Board of Directors during 2018. The Chairman Agreement was filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and is incorporated herein by reference. Pursuant to the Chairman Agreement, during 2018 we paid Mr. Becker $400,000 for his service as the non-executive Chairman of our Board of Directors in equal installments quarterly in arrears and $100,000 for documented out-of-pocket expenses.

        On December 6, 2018, Mr. Becker informed our Board of Directors that he would resign as a Director, effective as of December 31, 2018. On December 5, 2018, Mr. Van Doosselaere tendered his resignation as a member of our Board of Directors and all committees of our Board of Directors on which he served, effective as of December 8, 2018. On December 7, 2018, our Board of Directors elected Mr. Freeman to serve as the Chairman of our Board of Directors, effective January 1, 2019.

        The Compensation Committee has approved annual compensation for our non-employee, independent Directors. Our non-employee, independent Directors who served during 2018 were: Dr. Rodin and Messrs. Durham, Freeman and Muñoz. For 2018, non-employee, independent Directors were eligible to receive an annual retainer in an aggregate amount equal to $225,000 per year. The annual retainer is generally payable 50% in cash and 50% in RSUs convertible into shares of our Class A common stock, with the number of RSUs determined based on the fair market value of our Class A common stock on the grant date, which was $15.27. For 2018, Mr. Muñoz elected to receive his entire annual retainer in the form of RSUs. The RSUs granted in payment of the annual retainer vested quarterly in arrears and were fully-vested and converted into shares of our Class A common stock as of December 31, 2018.

        Each non-employee Director designated by Wengen is entitled to receive an annual retainer of $50,000. The Wengen-designated directors who served during 2018 were: Messrs. Carroll, Cohen, Cornog, del Corro, Snow, Taslitz, and Van Doosselaere. This retainer may be paid, at the election of the Director, in the form of cash or RSUs convertible into shares of our Class A common stock. The number of RSUs is determined based on the fair market value of our Class A common stock on the grant date, with vesting quarterly in arrears.

        Each Director who is subject to U.S. federal income taxes and is not contractually obligated to remit his or her Director compensation to the Wengen investor on whose behalf he or she serves (if applicable) is eligible to participate in the Post-2004 DCP and defer receipt of his or her annual compensation in accordance with the terms of the Post-2004 DCP. No director deferred any portion of his or her 2018 compensation.

        During 2018, Mr. Freeman, in his capacity as Lead Independent Director, was paid an additional cash retainer of $75,000, which was paid quarterly in arrears. In addition, our compensation program for non-employee, independent Directors provided for the following annual cash retainers in 2018, which were paid quarterly in arrears:

	Member	Chair
Audit Committee	$15,000	$25,000
Compensation Committee	$10,000	$20,000
Nominating and Corporate Governance Committee	$7,500	$15,000
Committee on Education	$10,000	$50,000
Lead Independent Director	$75,000

        None of our Directors received separate compensation for attending meetings of our Board of Directors or any committees thereof. Our CEO, Mr. Serck-Hanssen, was the only Director during 2018 who also was an employee of Laureate. Mr. Serck-Hanssen was not entitled to separate compensation for his service on our Board of Directors during 2018. Non-employee Directors are reimbursed for travel and other expenses directly related to Director activities and responsibilities.

        Some Directors served on our Board of Directors or one or more of its committees for less than all of 2018. For these directors, annual and committee retainers were pro-rated to reflect the portion of the year during which the director served as a member of our Board of Directors or of any of its committees, as applicable.

2018 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Douglas L. Becker(2)	400,000	—	100,000	500,000
Brian F. Carroll(3)	70,000	—	—	70,000
Andrew B. Cohen(4)	10,000	50,009	—	60,009
William J. Cornog(5)	25,000	50,009		75,009
Pedro del Corro(6)	10,000	50,009		60,009
Michael J. Durham(7)	135,000	112,509		247,509
Kenneth W. Freeman(8)	218,333	112,509		330,842
George Muñoz(9)	35,000	225,003		260,003
Judith Rodin(10)	170,000	112,509		282,509
Eilif Serck-Hanssen(11)	—	—	—	—
Ian K. Snow(12)	57,500	—	—	57,500
Steven M. Taslitz(13)	60,000	—	—	60,000
Quentin Van Doosselaere(14)	61,763	—	—	61,763

(1)
Amounts reflect the aggregate grant date fair value calculated in accordance ASC 718 with respect to awards of restricted stock received, if any, in 2018. During 2018, there were no option awards, non-equity incentive compensation, or nonqualified deferred compensation granted to our non-employee, independent Directors or our non-employee Directors designated by Wengen. For all Directors the grant date fair value per share of Class A common stock received, if any, computed in accordance with ASC 718, was $15.27 per share on May 23, 2018. The assumptions on which these valuations are based are set forth in Note 14, Share-based Compensation and Equity, in our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018.

(2)
Pursuant to the Chairman Agreement, during 2018 we paid Mr. Becker $400,000 for his service as the non-executive Chairman of our Board of Directors and $100,000 for documented out-of-pocket expenses.

(3)
Mr. Carroll received $20,000 in cash as committee retainers. Mr. Carroll elected to receive his annual retainer in cash.

(4)
Mr. Cohen received $10,000 in cash as committee fees. Mr. Cohen elected to receive his annual retainer in stock. Mr. Cohen was required by prior agreement with Cohen Private Ventures LLC to have all shares issued in payment of his director's fees issued to Cohen Private Ventures LLC. Therefore, we issued to Cohen Private Ventures LLC RSUs that converted into 3,275 shares of our Class A common stock as compensation for Mr. Cohen's services as a Director during 2018.

(5)
Mr. Cornog received $25,000 in cash as committee fees. Mr. Cornog elected to receive his annual retainer in stock. Therefore, we issued to Mr. Cornog RSUs that converted into 3,275 shares of our Class A common stock as compensation for Mr. Cornog's services as a Director during 2018.

(6)
Mr. del Corro received $10,000 in cash as committee fees. Mr. del Corro was required by prior agreement with Torreal Sociedad de Capital Riesgo, S.A. ("Torreal") to have all shares issued in payment of his director's fees issued to Torreal. Therefore, we issued to Torreal 3,275 shares of our Class A common stock as compensation for Mr. del Corro's services as a Director during 2018.

(7)
Mr. Durham received $22,500 in cash as committee fees. Mr. Durham also received $112,500 in cash and we issued RSUs that converted into 7,368 shares of our Class A common stock as compensation for his services as a Director during 2018.

(8)
Mr. Freeman received $30,833 in cash as committee fees. Mr. Freeman also received $75,000 in cash as Lead Independent Director. Mr. Freeman further received $112,500 in cash and we issued RSUs that converted into 7,368 shares of our Class A common stock as compensation for his services as a Director during 2018.

(9)
Mr. Muñoz received $35,000 in cash as committee retainers. Mr. Muñoz elected to receive his annual retainer in stock. Therefore, we issued to Mr. Muñoz RSUs that converted into 14,735 shares of our Class A common stock as compensation for his service as a Director during 2018.

(10)
Dr. Rodin received $57,500 in cash as committee fees. Dr. Rodin received $112,500 in cash and we issued RSUs that converted into 7,368 shares of our Class A common stock as compensation for her services as a Director during 2018.

(11)
Mr. Serck-Hanssen is an employee of the Company and did not receive any compensation as a Director in 2018.

(12)
Mr. Snow received $7,500 in cash as committee fees and elected to receive his $50,000 annual retainer in cash. Mr. Snow was required by prior agreement with Snow Phipps to have his 2018 director's fees paid to Snow Phipps.

(13)
Mr. Taslitz received $10,000 in cash as committee retainers and elected to receive his $50,000 annual retainer in cash. Mr. Taslitz was required by prior agreement with Sterling Partners to have his director's fees paid to Sterling Partners or an affiliate of its choosing.

(14)
Mr. Van Doosselaere received $16,013 in cash as committee fees and $45,750 annual retainer in cash. Mr. Van Doosselaere's 2018 fees were pro-rated as a result of his resignation in December 2018. Mr. Van Doosselaere was required by prior agreement with Bregal Investments, Inc. (together with its affiliates, "Bregal") to have his director's fees paid to Bregal.

 COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

        Steven Taslitz, formerly a member of the Compensation Committee, is the Senior Managing Director of Sterling Partners. During 2018, no other members of the Compensation Committee (i) had a relationship with us other than as a Director and, in certain cases, a stockholder nor (ii) was (A) an officer or employee or a former officer, (B) a participant in a "related person" transaction or (C) an executive officer of another entity where one of our executive officers served on the Board of Directors. See "Certain Relationships and Related Party Transactions, and Director Independence" for a discussion of certain transactions to which affiliates of the members of the Compensation Committee were party.

REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors, and the Board approved, that the Compensation Discussion and Analysis be included in Laureate's Annual Report on Form 10-K or the 2019 Annual Meeting Proxy Statement on Schedule 14A.

COMPENSATION COMMITTEE Brian F. Carroll Andrew B. Cohen William L. Cornog Pedro del Corro Kenneth W. Freeman George Muñoz

REPORT OF THE AUDIT COMMITTEE

        Under the guidance of a written charter adopted by the Board of Directors, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of Laureate and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of Laureate's independent registered public accounting firm and approving the audit and non-audit services to be provided by the independent registered public accounting firm. Each of the members of the Audit Committee meets the independence requirements of Nasdaq.

        Management has primary responsibility for the system of internal controls and the financial reporting process. PricewaterhouseCoopers LLP, Laureate's independent registered public accounting firm ("PricewaterhouseCoopers LLP"), has the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (the "PCAOB").

        In this context and in connection with the audited financial statements contained in Laureate's Annual Report on Form 10-K, the Audit Committee has reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2018 with Laureate's management and PricewaterhouseCoopers LLP. The Audit Committee has met with Laureate's internal auditors and with its external auditors, separately and together, with and without management present, to discuss Laureate's financial reporting processes and internal controls over financial reporting. The Audit Committee has received and reviewed the written disclosures from PricewaterhouseCoopers LLP required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, discussed with the auditors their independence, and concluded that the non-audit services performed by PricewaterhouseCoopers LLP are compatible with maintaining their independence. The Audit Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Auditing Standard No. 1301 adopted by the PCAOB regarding Communication with Audit Committees.

        Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Laureate's Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the Securities and Exchange Commission and instructed the registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention. We have selected PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2019, and have approved submitting the selection of the independent registered public accounting firm for ratification by the stockholders.

AUDIT COMMITTEE George Muñoz Michael J. Durham Kenneth W. Freeman

        The foregoing reports of the Compensation Committee and Audit Committee shall not constitute "soliciting material," shall not be deemed "filed" with the SEC and are not to be incorporated by reference into any of our other filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate either such report by reference therein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS

        The following table sets forth certain information with respect to the beneficial ownership of our common stock at February 28, 2019, for:

  •
  each person who we know beneficially owns more than five percent of either Class A or Class B common stock;

  •
  each of our current Directors;

  •
  each of our Named Executive Officers; and

  •
  all of our current directors and executive officers as a group.

        The address of each beneficial owner listed in the table unless otherwise noted is c/o Laureate Education, Inc., 650 South Exeter Street, Baltimore, Maryland 21202.

        We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

        Applicable percentage ownership is based on 107,453,887 shares of Class A common stock and 116,861,720 shares of Class B common stock outstanding at February 28, 2019. In computing the number of shares of common stock beneficially owned by a person, the percentage ownership of that person and the percentage of total voting power, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of February 28, 2019. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

	Shares Beneficially Owned
	Class A (includes shares of Class B that are convertible to Class A)
					Class B
									Percentage of Total Voting Power(2)
Name of Beneficial Owner	Number of Shares(1)		Percentage		Number of Shares		Percentage
5% Stockholders:
Wengen Alberta, Limited Partnership(3)	112,102,116		51.1%		112,102,116		95.9%		87.9%
KKR Funds(3)(4)	8,999,608	(3)(4)	8.4%	(3)(4)	—	(3)	—	(3)	*	(3)(4)
Melvin Capital Management(5)	6,700,000	(5)	6.2%	(5)	—		—		*	(5)
Funds and individuals affiliated with Sterling(3)(6)	3,714,922	(3)(6)	3.3%	(3)(6)	3,714,922	(3)(6)	3.2%	(3)(6)	2.9%	(3)(6)
BlackRock, Inc.(7)	6,283,058	(7)	5.9%	(7)	—		—		*	(7)
The Vanguard Group, Inc.(8)	7,495,271	(8)	7.0%	(8)	—		—		*	(8)
FMR LLC(9)	11,265,979	(9)	10.5%	(9)	—		—		*	(9)
12 West Capital Management LP(10)	5,714,721	(10)	5.3%	(10)	—		—		*	(10)
Ivy Investment Management Company(11)	5,580,996	(11)	5.2%	(11)	—		—		*	(11)
Funds affiliated with Abraaj Platinum Holdings LP(12)	6,444,548	(12)	6.0%	(12)	—		—		*	(12)
Named Executive Officers and Directors:(13)
Brian F. Carroll(14)(15)	16,844		*		16,844		*		*
Andrew B. Cohen(14)(16)	12,833		*		6,498		*		*
William L. Cornog(14)	6,335		*		—		—		*
Pedro del Corro(14)(17)	65,913		*		59,578		*		*
Michael J. Durham	11,958		*		—		—		*
Kenneth W. Freeman	11,958		*		—		—		*
George Muñoz(18)	60,203		*		19,698		*		*
Dr. Judith Rodin(19)	33,951		*		19,698		*		*
Ian K. Snow(14)(20)	1,363,698		1.3%		6,656		*		*
Steven M. Taslitz(14)(21)	984,034		*		984,034		*		*
Eilif Serck-Hanssen(22)	637,300		*		307,094		*		*
Ricardo Berckemeyer(23)	606,791		*		256,249		*		*
Jean-Jacques Charhon(24)	61,326		*		—		—		*
Timothy Grace(25)	10,427		*		—		—		*
Jose Roberto Loureiro(26)	132,064		*		118,811		*		*
All Current Directors and Executive Officers as a Group (19 persons)(14)	4,497,391		4.1%		2,155,345		1.8%		1.9%

*
Less than one percent.

(1)
The Class B common stock is convertible into shares of Class A common stock on a share-for-share basis upon the election of the holder or upon transfer, subject to the terms of our amended and restated certificate of incorporation. The Class A common stock and Class B common stock will automatically convert into a single class of common stock on the date on which the number of outstanding shares of Class B common stock represents less than 15% of the aggregate combined number of outstanding shares of Class A common stock and Class B common stock.

(2)
Percentage of total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, voting as a single class. Each holder of Class B common stock is entitled to ten votes per share of Class B common stock and each holder of Class A common stock is entitled to one vote per share of Class A common stock on all matters submitted to our stockholders for a vote. The Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be required by law or our amended and restated certificate of incorporation.

(3)
Represents shares of Class B common stock that are directly held by Wengen, our controlling stockholder. The limited partnership interests in Wengen are held by certain investors including investment funds and other investors affiliated with or managed by, among others, Douglas L. Becker, our former Chairman and founder, Steven M. Taslitz, a director of the Company, Kohlberg Kravis Roberts & Co. L.P. (together with its affiliates, "KKR"), Cohen Private Ventures, LLC (together with its affiliates, "CPV"), StepStone Group LP (together with its affiliates, "StepStone"), Sterling Fund Management, LLC (together with its affiliates and investment funds managed by it, "Sterling Partners") and Snow Phipps Group, LLC (together with its affiliates, "Snow Phipps" and, collectively, the "Wengen Investors"). The general partner of Wengen is Wengen Investments Limited, which is governed by a board of directors composed of Mr. Becker and other representatives of Sterling Partners, and representatives of KKR, CPV, StepStone and Snow Phipps. As a result of such representation, the Wengen Investors control the voting of the shares of Class B common stock held by Wengen in the election of certain directors and may be deemed to share beneficial ownership over the securities beneficially owned by Wengen. Does not include 540,872 shares of Class B common stock subject to proxies given by current and former directors and employees of the Company to Wengen to vote their shares of Class B common stock (collectively, the "Wengen Proxy").

The following persons hold, through their interests in Wengen, over 5% of our Class B common stock: KKR 2006 Fund (Overseas), Limited Partnership and KKR Partners II (International), L.P.; the Sterling Parties; CPV; Caisse de dépôt et placement du Québec; affiliates of Moore Capital Management, LP; and affiliates of Makena Capital Management, LLC. Shares of Class B common stock held by Wengen are convertible by Wengen into shares of Class A common stock, in accordance with the terms of our amended and restated certificate of incorporation, at the discretion of the general partner of Wengen.

KKR 2006 Fund (Overseas), Limited Partnership and KKR Partners II (International), L.P. hold limited partnership interests in Wengen which relate to approximately 22,889,952 and 952,623 underlying shares of Class B common stock held by Wengen, respectively, and may also be deemed to have voting and investment power over such portion of the Class B common stock owned by Wengen as a result of their ability to direct Wengen with respect to certain voting and disposition of such securities. KKR PI-II GP Limited is the general partner of KKR Partners II (International), L.P. KKR Associates 2006 (Overseas), Limited Partnership is the general partner of KKR 2006 Fund (Overseas), Limited Partnership. KKR 2006 Limited is the general partner of KKR Associates 2006 (Overseas), Limited Partnership. KKR Fund Holdings L.P. is the sole shareholder of KKR 2006 Limited. KKR Fund Holdings GP Limited is a general partner of KKR Fund Holdings L.P. KKR Group Holdings Corp is the sole shareholder of KKR Fund Holdings GP Limited and a general partner of KKR Fund Holdings L.P. KKR & Co. Inc. is the sole shareholder of KKR Group Holdings Corp. KKR Management LLC is the Class B common stockholder of KKR & Co. Inc. Messrs. Henry R. Kravis and George R. Roberts are the designated members of KKR Management LLC. In such capacities, each of the entities and individuals referenced in this paragraph may also be deemed to be the beneficial owners having shared voting power and shared investment power with respect to the securities as described above. The address of each of the persons and entities listed in this paragraph, except Mr. Roberts, is c/o Kohlberg Kravis Roberts & Co. L.P., 9 West 57th Street, New York, New York 10019. The principal business address for Mr. Roberts is c/o Kohlberg Kravis Roberts & Co. L.P., 2800 Sand Hill Road, Suite 200, Menlo Park, California 94025.

Sterling Capital Partners II, L.P., Sterling Capital Partners III, L.P., SP-L Affiliate, LLC, Sterling Laureate Executives Fund, L.P., Sterling Laureate, L.P., Sterling Laureate Rollover, L.P., Douglas L. Becker, Steven M. Taslitz and certain of their respective affiliates hold limited partnership interests in Wengen which collectively relate to approximately 9,584,825 underlying shares of Class B common stock held by Wengen, and may also be deemed to have voting and investment power over their respective pro rata shares of such portion of the Class B common stock owned by Wengen as a result of their respective abilities to direct Wengen with respect to certain voting and disposition of such securities. These underlying shares of Class B common stock do not include shares of Class B common stock allocable to limited partnership interests held by certain investment vehicles that are managed on behalf of persons not affiliated with Sterling, which investment vehicles, although managed by Sterling-related entities, pass through rights with respect to the voting and disposition of the underlying shares of the Company to the investors in such vehicles. SC Partners II, L.P. is the sole general partner of Sterling Capital Partners II, L.P., and Sterling Capital Partners II, LLC is the sole general partner of SC Partners II, L.P. SC Partners III, L.P. is the sole general partner of Sterling Capital Partners III, L.P., and Sterling Capital Partners III, LLC is the sole general partner of SC Partners III, L.P. SP-L Management III, LLC is the sole general partner of Sterling Laureate, L.P. SP-L Management IV, LLC is the sole general partner of Sterling Laureate Executives Fund, L.P. SP-L Management V, LLC is the sole general partner of Sterling Laureate Rollover, L.P. SP-L Parent, LLC is the sole general partner of each of Sterling Management III, LLC, Sterling Management IV, LLC and Sterling Management V, LLC. Sterling Capital Partners II, LLC, Sterling Capital Partners III, LLC, SP-L Affiliate, LLC and SP-L Parent, LLC are managed by Messrs. Taslitz and Becker and R. Christopher Hoehn-Saric (each of whom serves on the board of directors of the general partner of Wengen). Each of the aforementioned entities and individuals may also be deemed to be the beneficial owners having voting power and/or investment power with respect to securities of the Company owned directly by Wengen as described above, except that Mr. Becker does not exercise any voting or investment power with respect to such securities (other than any securities of the Company attributable to the limited partnership interests in Wengen held by SP-L Affiliate, LLC). The business address of each of the persons and entities listed in this footnote is c/o Sterling Partners, 401 N. Michigan Avenue, Suite 3300, Chicago, Illinois 60611.

CPV Holdings, LLC-holds, directly and indirectly, limited partnership interests in Wengen which collectively relate to approximately 15,995,974 underlying shares of Class B common stock held by Wengen, and may also be deemed to have voting and investment power over such portion of the Class B common stock owned by Wengen as a result of its ability to direct Wengen with respect to certain voting and disposition of such securities. Steven A. Cohen is the managing member of CPV Holdings, LLC. In such capacity, Steven A. Cohen may also be deemed to be the beneficial owner having shared voting power and shared investment power with respect to the securities as described above. Cohen Private Ventures, LLC holds 6,335 shares of Class A common stock and 6,498 shares of Class B common stock issued pursuant to the Company's non-employee director compensation program. Steven A. Cohen may be deemed to have sole voting power and investment power over the securities held by Cohen Private Ventures, LLC in his capacity as its sole member. The address of each of

  CPV Holdings, LLC, Steven A. Cohen and Cohen Private Ventures, LLC is 72 Cummings Point Road, Stamford, Connecticut 06902.

2007 Co-Investment Portfolio L.P., StepStone Capital Partners II Onshore, L.P. and StepStone Capital Partners II Cayman Holding, L.P. (collectively, the "StepStone Funds") hold limited partnership interests in Wengen which collectively relate to approximately 3,999,535 underlying shares of Class B common stock held by Wengen, and may be deemed to have voting and investment power over their respective pro rata shares of such portion of the Class B common stock owned by Wengen as a result of their respective abilities to direct Wengen with respect to certain voting and disposition of such securities. StepStone Group Holdings LLC is the general partner of StepStone Group LP, which is the sole member of StepStone Co-Investment Funds GP, LLC, which is the sole general partner of each of the StepStone Funds. Mr. Darren M. Friedman is principally employed as a Partner of StepStone Group LP and StepStone Group Holdings LLC and is a director of Wengen. The principal business address of each of the StepStone persons is 4275 Executive Square, Suite 500, La Jolla, CA 92037.

Snow Phipps Group, L.P., SPG Co-Investment, L.P., Snow Phipps Group (B), L.P., Snow Phipps Group (Offshore), L.P., and Snow Phipps Group (RPV), L.P. hold limited partnership interests in Wengen which relate to approximately 3,231,081, 17,483, 31,040, 104,434, and 168,255 underlying shares of Class B common stock held by Wengen, respectively, for an aggregate of 3,552,293 shares, and may also be deemed to have voting and investment power over such portion of the Class B common stock owned by Wengen as a result of their ability to direct Wengen with respect to certain voting and disposition of such securities. Snow Phipps Group, L.P., Snow Phipps Group (B), L.P., Snow Phipps Group (Offshore), L.P., Snow Phipps Group (RPV), L.P. and SPG Co Investment L.P. also own, in aggregate among them, 1,357,042 shares of Class A common stock, which shares are included above in the table for Ian K. Snow. SPG GP, LLC is the general partner of Snow Phipps Group (Offshore), L.P., Snow Phipps Group (B), L.P., Snow Phipps Group, L.P., Snow Phipps Group (RPV), L.P., and SPG Co-Investment, L.P. Ian Snow is the sole managing member of SGP GP, LLC. In such capacities, each of the entities and the individual referenced in this paragraph may also be deemed to be the beneficial owners having shared voting power and shared investment power with respect to the securities as described above. The address of each of the persons and entities listed in this paragraph is 667 Madison Avenue, 18th Floor, New York, New York, 10065.

Caisse de dépôt et placement du Québec holds, directly and indirectly, limited partnership interests in Wengen which relate to approximately 11,491,277 underlying shares of Class B common stock held by Wengen, and may be deemed to have voting and investment power over such portion of the Class B common stock owned by Wengen as a result of its ability to direct Wengen with respect to certain voting and disposition of such securities. The principal business address for Caisse de dépôt et placement du Québec is 1000, place Jean-Paul-Riopelle, Montreal (Québec) H2Z 2B3, Canada.

Kendall Family Investments, LLC, MEM Moore ET Investments, LP and MMF Moore ET Investments, LP hold, directly and indirectly, limited partnership interests in Wengen which collectively relate to approximately 11,054,982 underlying shares of the Class B common stock held by Wengen, and may be deemed to have voting and investment power over their respective pro rata shares of such portion of the Class B common stock owned by Wengen as a result of their respective abilities to direct Wengen with respect to certain voting and disposition of such securities. Louis M. Bacon is the chief executive officer and director of Moore Capital Management, LP, which serves as discretionary investment manager to MMF Moore, and is the majority equity holder of Kendall Family Investments, LLC and MEM Moore ET Investments, LP. The principal business address of Moore Capital Management, LP is 11 Times Square, New York, New York 10036.

Makena Private Equity Master Fund B, L.P. and Makena Contingent Capital Account, L.P. hold, directly and indirectly, limited partnership interests in Wengen which collectively relate to approximately 6,765,025 underlying shares of Class B common stock held by Wengen, and may be deemed to have voting and investment power over their respective pro rata shares of such portion of the Class B common stock owned by Wengen as a result of their respective abilities to direct Wengen with respect to certain voting and disposition of such securities. Makena Capital Management, LLC is the general partner of Makena Private Equity Master Fund B, L.P. and Makena Contingent Capital Account, L.P. The principal business address of Makena Capital Management, LLC is 2755 Sand Hill Road, Suite 200, Menlo Park, California 94025.

(4)
Represents 8,902,112 and 97,496 shares of Class A common stock owned by KKR 2006 Fund (Overseas), Limited Partnership and KKR Partners II (International), L.P., respectively. Does not include the Class B common stock held by Wengen described above further in footnote (3). In the aggregate the investment funds affiliated with KKR may be deemed to beneficially own 121,101,724 shares of Class A Common Stock, which represents, in the aggregate, approximately 55.2% of the outstanding shares of the Class A common stock, calculated pursuant to the rules of the SEC, or 88.6% of the total voting power.

(5)
Based solely on information reported by Melvin Capital Management LP on Amendment No. 4 to Schedule 13G filed with the SEC on February 15, 2019. All of these shares are shares of Class A common stock. According to this Amendment to Schedule 13G, Melvin Capital Management LP may be deemed to beneficially own an aggregate of 6,700,000 shares of Class A common stock as follows: (i) 4,549,326 shares of Class A common stock and call options exercisable into 421,100 shares of Class A common stock held by Melvin Capital Master Fund Ltd. ("Melvin Master"), (ii) 1,047,810 shares of Class A common stock and call options exercisable into 78,900 shares of Class A common stock held by Melvin Capital Onshore LP ("Melvin Onshore") and (iii) 602,864 shares of Class A common stock held by one or more managed accounts (the "Managed Accounts" and, together with Melvin Master and Melvin Onshore, the "Melvin Funds and Accounts"). Melvin Capital Management LP is the investment manager to the Melvin Funds and Accounts. The reporting person listed its address as 527 Madison Avenue, 25th Floor, New York, New York 10022.

(6)
Represents shares of Class B common stock beneficially owned by funds and individuals affiliated with Sterling. Does not include the Class B common stock held by Wengen described further in footnote (3) above. In the aggregate, such funds and individuals affiliated with Sterling may be deemed to beneficially own 115,817,038 shares of Class A common stock (including 3,575,309 shares of Class A common stock issuable upon conversion of shares of Class B common stock issuable upon the exercise of vested options or options exercisable within 60 days of February 28, 2019 issued to Mr. Becker), which represents, in the aggregate, approximately 51.9% of the outstanding shares of the Class A common stock, calculated pursuant to the rules of the SEC.

(7)
Based solely on information reported by BlackRock, Inc. on Amendment No. 1 to Schedule 13G filed with the SEC on February 6, 2019. All of these shares are shares of Class A common stock. According to this Amendment to Schedule 13G, BlackRock, Inc. has sole voting power with respect to 6,059,750 shares of Class A common stock, sole dispositive power with respect to 6,283,058 shares of Class A common stock and shared voting power and shared dispositive power with respect to no shares of Class A common stock. The reporting person listed its address as 55 East 52nd Street, New York, New York 10055.

(8)
Based solely on information reported by The Vanguard Group, Inc. on Amendment No. 1 to Schedule 13G filed with the SEC on February 12, 2019. All of these shares are shares of Class A common stock. According to this Amendment to Schedule 13G, The Vanguard Group, Inc. has sole voting power with respect to 89,978 shares of Class A common stock, sole dispositive power with respect to 7,410,153 shares of Class A common stock, shared voting power with respect to 6,300 shares of Class A common stock and shared dispositive power with respect to 85,118 shares of Class A common stock. The reporting person listed its address as 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(9)
Based solely on information reported by FMR LLC on Amendment No. 1 to Schedule 13G filed with the SEC on January 10, 2019. All of these shares are shares of Class A common stock. According to this Amendment to Schedule 13G, FMR LLC has sole voting power with respect to 3,383,238 shares of Class A common stock and sole dispositive power with respect to 11,265,979 shares of Class A common stock and shared voting power and shared dispositive power with respect to no shares of Class A common stock. The reporting person listed its address as 245 Summer Street, Boston, Massachusetts 02210.

(10)
Based solely on information reported by 12 West Capital Management LP ("12 West Management") in Amendment No. 2 to Schedule 13G filed with the SEC on February 14, 2019. All of these shares are shares of Class A common stock. According to this Amendment to Schedule 13G, 12 West Management has sole voting power and sole dispositive power with respect to 5,714,721 shares of Class A common stock and shared voting power and shared dispositive power with respect to no shares of Class A common stock. Additionally, the Amendment to Schedule 13G reported that 12 West Management serves as the investment manager to 12 West Capital Fund LP, a Delaware limited partnership ("12 West Onshore Fund"), and 12 West Capital Offshore Fund LP, a Cayman Islands exempted limited partnership ("12 West Offshore Fund"), and possesses the sole power to vote and the sole power to direct the disposition of all securities of Laureate Education Inc. (the "Company") held by 12 West Onshore Fund and 12 West Offshore Fund; Joel Ramin, as the sole member of 12 West Capital Management, LLC, the general partner of 12 West Management, possesses the voting and dispositive power with respect to all securities beneficially owned by 12 West Management. The Amendment to Schedule 13G reported that, as of December 31, 2018, 12 West Onshore Fund held 3,216,978 shares of Class A common stock and 12 West Offshore Fund held 2,497,743 shares of Class A common stock. The reporting person listed its address as 90 Park Avenue, 40th Floor, New York, New York 10016.

(11)
Based solely on information reported by Ivy Investment Management Company in Amendment No. 2 to Schedule 13G filed with the SEC on February 14, 2019. All of these shares are shares of Class A common stock. According to this Amendment to Schedule 13G, Ivy Investment Management Company has sole voting power and sole dispositive power with respect to 5,580,996 shares of Class A common stock and shared voting power and shared dispositive power with respect to no shares of Class A common stock. Additionally, the Amendment to Schedule 13G reported that the securities reported are beneficially owned by one or more open-end investment companies or other managed accounts which are advised or sub-advised by Ivy Investment Management Company ("IICO"), an investment advisory subsidiary of Waddell & Reed Financial, Inc. ("WDR"). The investment advisory contracts grant IICO all investment and/or voting power over securities owned by such advisory clients. The investment sub-advisory contracts grant IICO investment power over securities owned by such sub-advisory clients and, in most cases, voting power. Any investment restriction of a sub-advisory contract does not restrict investment discretion or power in a material manner. Therefore, IICO may be deemed the beneficial owner of the securities covered by such Amendment under Rule 13d-3 of the Securities Exchange Act of 1934. IICO and WDR are of the view that they are not acting as a "group" for purposes of Section 13(d) under the Securities Exchange Act of 1934. Indirect "beneficial ownership" is attributed to the respective parent companies solely because of the parent companies' control relationship to IICO. The reporting person listed its address as 6300 Lamar Ave, Overland Park, Kansas 66202.

(12)
Represents shares of Class A common stock that are believed to be held by Abraaj Platinum Holdings LP. The address of Abraaj Platinum Holdings LP is c/o The Abraaj Group, Pedregal 24-801B, Molino del Rey, 11040, Mexico City, Mexico.

(13)
No shares are pledged as security.

(14)
The director is affiliated with Wengen or an investor in Wengen. Does not include the Class B common stock held of record by Wengen and the 540,872 shares of Class B common stock subject to the Wengen Proxy. See footnote 3 for further information on any beneficial ownership of securities indirectly held through Wengen.

(15)
Includes 4,611 shares of Class B common stock reserved for issuance upon distribution of Mr. Carroll's Post-2004 DCP account when he retires from the Company's Board of Directors.

(16)
Represents 6,335 shares of Class A common stock issued to Cohen Private Ventures, LLC pursuant to the Company's non-employee director compensation program at the request of Mr. Andrew Cohen in lieu of issuance to Mr. Andrew Cohen and 6,498 shares of Class B common stock issued to S.A.C. Capital Advisors, L.P. pursuant to the Company's non-employee director compensation program at the request of Mr. Andrew Cohen in lieu of issuance to Mr. Andrew Cohen and subsequently transferred to Cohen Private Ventures, LLC. Mr. Andrew Cohen disclaims beneficial ownership over such securities.

(17)
Includes limited partnership interests in Wengen held, directly and indirectly, by Mr. del Corro which relate to approximately 59,578 underlying shares of Class B common stock held by Wengen, over which he may be deemed to have voting and investment power as a result of his ability to direct Wengen with respect to certain voting and disposition of such securities. Shares of Class B common stock held by Wengen are convertible by Wengen into shares of Class A common stock of Laureate, in accordance with the terms of our amended and restated certificate of incorporation, at the discretion of the general partner of Wengen.

(18)
Includes 40,505 shares of Class A common stock and 19,698 shares of Class B common stock.

(19)
Includes 14,253 shares of Class A common stock and 19,698 shares of Class B common stock.

(20)
Includes 3,837 shares of Class B common stock held by Snow Phipps and 1,236,719, 4,071, 11,880, 39,972, and 64,400 shares of Class A common stock owned by Snow Phipps Group, L.P., SPG Co-Investment, L.P., Snow Phipps Group (B), L.P., Snow Phipps Group (Offshore), L.P., and Snow Phipps Group (RPV), L.P., respectively. Includes 2,819 shares of Class B common stock reserved for issuance upon distribution of Mr. Snow's Post-2004 DCP account when he retires from the Company's board of directors. See "—Executive Compensation—Director Compensation." Mr. Snow disclaims beneficial ownership of the shares held, directly or indirectly, by Snow Phipps.

(21)
Includes Mr. Taslitz's allocable share of certain equity securities of the Company that are subject to the Founders' Agreement (as defined and described in (as defined and described in "Executive Compensation-Executive Profits Interests"), including (i) his allocable share of the shares issuable upon the exercise of vested options or options exercisable within 60 days of February 28, 2019 to purchase an aggregate of 3,575,309 shares of Class B common stock issued to Mr. Becker and (ii) his allocable share of the 125,724 shares of Class B common stock issued to Mr. Becker. Includes 13,889 shares of Class B common stock held by Sterling Fund Management, LLC, an affiliate of Sterling Partners. Mr. Taslitz shares voting and dispositive power with respect to the shares of Class B common stock held by this affiliate of the Sterling Founders, with Messrs. Becker and Hoehn-Saric.

(22)
Includes shares issuable upon exercise of options to purchase an aggregate of 212,656 shares of Class A common stock underlying vested equity awards that are exercisable as of or within 60 days of the date of the above table, and shares issuable upon exercise of options to purchase an aggregate of 254,776 shares of Class B common stock that are exercisable as of or within 60 days of the date of the above table. Does not include 83,264 restricted stock units reported as Class A common stock in Table I of Mr. Serck-Hanssen's Form 4 filed on March 8, 2019. Includes 52,015 performance stock units issuable as shares of Class A common stock, which vested on March 15, 2019. Does not include shares netted to satisfy withholding tax obligations in connection with the vesting of the performance share units.

(23)
Includes shares issuable upon exercise of options to purchase an aggregate of 260,788 shares of Class A common stock that are exercisable as of or within 60 days of the date of the above table and shares issuable upon exercise of options or other equity awards to purchase an aggregate of 256,249 shares of Class B common stock that are exercisable as of or within 60 days of the date of the above table. Does not include 67,552 restricted stock units reported as Class A common stock in Table I of Mr. Berckemeyer's Form 4 filed on March 8, 2019. Includes 45,289 performance share units issuable as shares of Class A common stock, which vested on March 15, 2019. Does not include shares netted to satisfy withholding tax obligations in connection with the vesting of the performance share units.

(24)
Includes shares issuable upon exercise of options to purchase an aggregate of 51,425 shares of Class A common stock that are exercisable as of or within 60 days of the date of the above table. Does not include 22,042 restricted stock units reported as Class A common stock in Table I of Mr. Charhon's Form 4 filed on March 8, 2019. Includes 7,337 performance share units issuable as shares of Class A common stock which vested on March 15, 2019. Does not include shares netted to satisfy withholding tax obligations in connection with the vesting of the performance share units.

(25)
Includes shares issuable upon exercise of options to purchase an aggregate of 4,296 shares of Class A common stock that are exercisable as of or within 60 days of the date of the above table. Does not include 11,134 restricted stock units reported as Class A common stock in Table I of Mr. Grace's Form 4 filed on March 8, 2019. Includes 4,598 performance share units issuable as shares of Class A common stock which vested on March 15, 2019. Does not include shares netted to satisfy withholding tax obligations in connection with the vesting of the performance share units.

(26)
Includes shares issuable upon exercise of options to purchase an aggregate of 6,700 shares of Class A common stock that are exercisable as of or within 60 days of the date of the above table and shares issuable upon exercise of options or other equity awards to purchase an aggregate of 118,811 shares of Class B common stock that are exercisable as of or within 60 days of the date of the above table. Does not include 12,555 restricted stock units reported as Class A common stock in Table I of Mr. Loureiro's Form 4 filed on March 8, 2019. Includes 6,553 performance share units issuable as shares of Class A common stock, which vested on March 15, 2019.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, AND DIRECTOR INDEPENDENCE

  Wengen Securityholders Agreement and Registration Rights Agreement

        In connection with the completion of our initial public offering, on February 6, 2017, we entered into (i) the Wengen Securityholders Agreement, with Wengen and certain other parties thereto, and (ii) an amended and restated registration rights agreement (the "Registration Rights Agreement") among Wengen, Wengen Investments Limited, the Company and the other parties thereto.

        Wengen Securityholders Agreement.    Under the Wengen Securityholders Agreement, until Wengen ceases to own at least 40% of the common equity of Laureate, it is entitled to designate a proportion of our Directors commensurate with its relative economic ownership of our common stock. Pursuant to the Wengen Securityholders Agreement, three of Wengen's six Director designees are selected by KKR, Sterling Capital Partners II, L.P., and CPV. KKR is entitled to designate one of Laureate's Directors so long as KKR owns at least 5,357,143 shares held through or acquired from Wengen. Mr. Cornog currently serves as the KKR-designated Director. Sterling Capital Partners II, L.P. is entitled to designate one of Laureate's Directors so long as the Sterling Parties collectively own at least 5,357,143 shares held through or acquired from Wengen. Mr. Taslitz currently serves as the Sterling-designated Director. CPV is entitled to designate one of Laureate's Directors so long as CPV owns at least 5,357,143 shares held through or acquired from Wengen. Mr. Cohen currently serves as the CPV-designated Director. The remaining three Wengen designees to the Laureate Board of Directors are selected by the vote of holders of a majority of interests in Wengen and are currently Mr. Carroll, Mr. del Corro and Mr. Snow. In the event that any of KKR, CPV or the Sterling Parties ceases to own its respective minimum number of shares, then the Director designee selected by such party shall offer his or her resignation and such party shall no longer be entitled to designate a Director to our Board of Directors. The Wengen Securityholders' Agreement does not terminate upon the dissolution of Wengen. See "Certain Relationships and Related Party Transactions, and Director Independence—Information Regarding the Laureate Board" for additional information.

        Registration Rights Agreement.    Pursuant to the Wengen Registration Rights Agreement, certain registration rights in connection with our initial public offering were granted to Wengen and investment funds and other investors affiliated with or managed by, among others, Douglas L. Becker, our founder, Steven M. Taslitz, a Director of the Company, KKR, CPV, Snow Phipps, StepStone Group LP (together with its affiliates, "StepStone"), Sterling Fund Management, LLC (together with its affiliates and investment funds managed by it, "Sterling Partners" and, collectively, the "Wengen Investors"). Pursuant to the existing Registration Rights Agreement, the Wengen Investors were granted the right, beginning 180 days following the completion of our initial public offering to cause us, at our expense, to use our reasonable best efforts to register certain shares of common stock held by the Wengen Investors and any securities issued in replacement of or in exchange for such shares of common stock for public resale, subject to certain limitations as set forth in the Registration Rights Agreement. The exercise of this "demand" right is limited to ten requests in the aggregate. In the event that we register any of our common stock following completion of our initial public offering, the Wengen Investors and management (pursuant to a provision in the Management Stockholder's Agreements, as defined below) have a "piggyback right" which allows them to require us to use our reasonable best efforts to include shares of our common stock held by them in such registration, subject to certain limitations. The existing Registration Rights Agreement also provides for our indemnification of the Wengen Investors and management in connection with the registration of their securities. The Company become a party to the Registration Rights Agreement effective upon the consummation of the initial public offering.

  Management Stockholder's Agreements

        Each of the stockholders of Laureate who are employees or directors or former employees or directors of Laureate has entered into a stockholder's agreement (each, a "Management Stockholder's Agreement") with Laureate and Wengen that gives Wengen a proxy to vote such holder's shares of Laureate's Class B common stock. In addition to the voting proxy on shares held by current and former employees and directors of Laureate, each Management Stockholder's Agreement also imposes certain restrictive covenants on such employees, directors or former employees or directors party to a Management Stockholder's Agreement, including nondisclosure, noncompetition and nonsolicitation covenants. Subsequent to our initial public offering, the Management Stockholder's Agreements also grants each of our stockholders who are employees or directors or former employees or directors of Laureate certain piggyback registration rights in any registered sale of our common stock by Wengen or the Wengen Investors, subject to customary underwriters' restrictions, including pro rata reduction and execution of customary custody and lockup agreements. The piggyback registration rights provided in the Management Stockholder's Agreements expire upon a change in control of Laureate. The registration rights also provide for our indemnification of the stockholders and their affiliates in connection with the "piggyback" registration of their securities.

  Series A Preferred Stock

        As part of the issuance and sale of shares of the Company's Series A Preferred Stock in December 2016, KKR and Snow Phipps purchased from the Company 60,000 and 15,000 shares of Series A Preferred Stock, respectively. During the years ended December 31, 2018, the Company paid cash dividends on the Series A Preferred Stock totaling $11.1 million, of which $1.8 million was paid to KKR and Snow Phipps. On April 23, 2018, all of the issued and outstanding shares of the Series A Preferred Stock were converted into Class A common stock.

        In connection with the issuance of the Series A Preferred Stock, Laureate executed both a stockholders agreement (the "Stockholders Agreement") and a registration rights agreement (the "Series A Registration Rights Agreement"), each of which are filed with the Securities and Exchange Commission as exhibits to our 2018 Annual Report on Form 10-K.

  Santa Fe University of Arts and Design (SFUAD)

        SFUAD is owned by Wengen, our controlling stockholder. Laureate is affiliated with SFUAD, but does not own or control it and, accordingly, SFUAD is not included in the financial results of Laureate. On April 12, 2017, SFUAD announced that it planned to close after the end of the 2017-2018 academic year; its teach-out plan was subsequently approved by the Higher Learning Commission (HLC) and completed in 2018. As of December 31, 2017, Laureate had a payable to SFUAD of approximately $1.25 million related to a surety bond issued to the New Mexico Higher Education Department that Laureate was maintaining on SFUAD's behalf. The cash collateral for the bond, which was recorded in Restricted cash on our December 31, 2017 Consolidated Balance Sheet, was funded by SFUAD and therefore was recorded as a payable to SFUAD. During the fourth quarter of 2018, this bond was released and SFUAD was fully repaid.

  Conflicts of Interest Policy

        The Audit Committee reviews all relationships and transactions in which Laureate and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest in any particular transaction. The Company's legal staff is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether Laureate or a related person has a direct or indirect material interest in the transaction. The Audit Committee of the Board of Directors reviews and approves or ratifies any related person transaction that meets this standard. In the course of the Audit Committee's review and approval or ratification of a disclosable related person transaction, the committee considers:

  •
  the nature of the related person's interest in the transaction;

  •
  the material terms of the transaction, including the amount and type of transaction;

  •
  the importance of the transaction to the related person;

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  the importance of the transaction to Laureate;

  •
  whether the transaction would impair the judgment of a director or executive officer to act in the best interest of Laureate; and

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  any other matters the committee deems appropriate.

        Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided that such director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.

  Information Regarding the Laureate Board

        Our Board of Directors consists of 11 persons, six of whom are designated by Wengen. Until Wengen ceases to own at least 40% of the common equity of Laureate, it is entitled to designate a proportion of the Laureate Directors commensurate with its relative economic ownership but, as of the date of this proxy statement, Wengen has chosen to limit its designees on the Board of Directors. Pursuant to the Wengen Securityholders Agreement, three of Wengen's six Directors shall be selected by KKR, Sterling Capital Partners II, L.P., and CPV. KKR will be entitled to designate one of Laureate's Directors so long as KKR owns at least 5,357,143 shares held through or acquired from Wengen. Mr. Cornog currently serves as the KKR-designated Director. Sterling Capital Partners II, L.P. will be entitled to designate one of Laureate's Directors so long as the Sterling Parties collectively own at least 5,357,143 shares held through or acquired from Wengen. Mr. Taslitz currently serves as the Sterling-designated Director. CPV will be entitled to designate one of Laureate's directors so long as CPV owns at least 5,357,143 shares held through or acquired from Wengen. Mr. Cohen currently serves as the CPV-designated director. The remaining three Wengen designees to the Laureate Board of Directors will be selected by the vote of holders of a majority of interests in Wengen and are currently Mr. Carroll, Mr. del Corro and Mr. Snow. Wengen may decide to change the individuals it is entitled to have elected to our Board of Directors. The Wengen Securityholders Agreement does not terminate upon the dissolution of Wengen. See "Proposal 1: Election of Directors—Directors Designated by the Wengen Investors under the Wengen Securityholders Agreement" for additional information.

PROPOSAL 2: NON-BINDING ADVISORY VOTE
ON EXECUTIVE COMPENSATION
("SAY-ON-PAY")

  Background

        The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the "Dodd-Frank Act", requires that our stockholders have the opportunity to cast an advisory (non-binding) vote on executive compensation, commonly referred to as a "Say-on-Pay" vote.

        The advisory vote on executive compensation is a non-binding vote on the compensation of our named executive officers as described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in this Proxy Statement. The Compensation Discussion and Analysis section starts on page 13 of this Proxy Statement. Please read the Compensation Discussion and Analysis section, which provides a detailed discussion of our executive compensation program and compensation philosophy, including information about the 2018 compensation of our Named Executive Officers. This advisory vote on executive compensation is not a vote on our general compensation policies, the compensation of our Board of Directors, or our compensation policies as they relate to risk management.

        The vote solicited by this Proposal 2 is advisory and therefore is not binding on Laureate, our Board of Directors or our Compensation Committee. The outcome of the vote will not require Laureate, our Board of Directors or our Compensation Committee to take any action and will not be construed as overruling any decision by Laureate, our Board of Directors or our Compensation Committee. Furthermore, because this non-binding, advisory resolution primarily relates to the compensation of our Named Executive Officers that has already been paid or contractually committed, there is generally no opportunity for us to revisit these decisions. However, our Board of Directors, including our Compensation Committee, values the opinions of our stockholders and, to the extent there is any significant vote against the executive officer compensation as disclosed in this Proxy Statement, we will consider our stockholders' concerns and evaluate what actions, if any, may be appropriate to address those concerns. Stockholders will be asked at the 2019 Annual Meeting to approve the following resolution pursuant to this Proposal 2:

  "RESOLVED, that the compensation paid to the Named Executive Officers of Laureate Education, Inc., as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion included in this proxy statement, is hereby APPROVED."

        Assuming that a quorum is present, the affirmative vote of the holders of a majority in voting power of the shares of Class A common stock and Class B common stock that are present in person or by proxy and entitled or required to vote on Proposal 2 will be necessary to approve the advisory vote on the executive compensation as disclosed in this Proxy Statement. Abstentions and broker non-votes will have the effect of a vote against Proposal 2.

Recommendation

        Our Board of Directors recommends that you vote "FOR" the approval of the executive compensation as disclosed in this Proxy Statement and as described in this "Proposal 2: Non-Binding Advisory Vote on Executive Compensation."

        If no vote indication is made on the accompanying proxy card or vote instruction form prior to the start of the 2019 Annual Meeting, each such proxy will be deemed to grant authority to vote "FOR" the approval of the executive compensation as disclosed in this Proxy Statement and as described in this "Proposal 2: Non-Binding Advisory Vote on Executive Compensation."

PROPOSAL 3: FOR RATIFICATION OF PRICEWATERHOUSECOOPERS LLP
AS THE COMPANY'S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        Our Board of Directors, upon the recommendation of the Audit Committee, has ratified the appointment of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2019. The Audit Committee of our Board of Directors is solely responsible for selecting our independent public accountants. Although stockholder approval is not required to appoint PricewaterhouseCoopers LLP as our independent public accountant firm, we believe that submitting the appointment of PricewaterhouseCoopers LLP to our stockholders for ratification is a matter of good corporate governance. If our stockholders do not ratify the appointment, then the appointment may be reconsidered by the Audit Committee. Even if the appointment is ratified, the Audit Committee may engage a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of our Company and our stockholders.

        We expect representatives of PricewaterhouseCoopers LLP will be present at the annual meeting, have the opportunity to make a statement if they desire to do so and be available to answer stockholders' questions.

        Assuming a quorum is present, the affirmative vote of the holders of a majority in voting power of the shares of Class A common stock and Class B common stock that are present in person or by proxy and entitled or required to vote on Proposal 3 will be necessary to ratify the appointment of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Since Proposal 3 is a routine matter, there will be no broker non-votes, but abstentions will have the effect of a vote against Proposal 3.

  Recommendation

        Our Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as Laureate's independent registered public accounting firm for the fiscal year ending December 31, 2019.

        If no vote indication is made on the accompanying proxy card or vote instruction form prior to the start of the 2019 Annual Meeting, each such proxy will be deemed to grant authority to vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as Laureate's independent registered public accounting firm for the fiscal year ending December 31, 2019.

  Audit Fees and All Other Fees

        The following table shows the fees for audit and other services provided by PricewaterhouseCoopers LLP for 2018 and 2017 (in millions):

(in millions)	2018	2017
Audit Fees	$18.0	$11.3
Audit-Related Fees	1.7	3.7
Tax Fees	0.6	1.1
All Other Fees	0.1	0.6

Total	$20.4	$16.7

  Audit Fees

        This category includes fees related to the audit of our annual consolidated financial statements and statutory audits required domestically and internationally; the review of our quarterly consolidated financial statements; comfort letters, consents, and assistance with and review of documents filed with the SEC; offering memoranda, purchase accounting and other accounting, and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board (United States).

  Audit-Related Fees

        The category consists of fees for audit-related services that are reasonably related to the performance of the audit or review of our consolidated financial statements. Audit-related fees primarily include fees related to service auditor examinations, transaction-related consultations, attest services that are not required by statute or regulation, and consultation concerning financial accounting and reporting standards not classified as audit fees.

  Tax Fees

        This category consists of fees for tax compliance, tax advice and tax planning services.

  All Other Fees

        This category consists of fees for services that are not included in the above categories.

  Audit Committee Pre-approval of Service of Independent Registered Public Accounting Firm

        Our Audit Committee has established a policy to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services. Under the policy, our Audit Committee annually reviews and pre-approves services that may be provided by the independent registered public accounting firm for each audit year. The pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. Once pre-approved, the services and pre-approved amounts are monitored against actual charges incurred and modified if appropriate. The Chairperson of the Committee has the authority to pre-approve such services between meetings of our Audit Committee and reports such pre-approvals to our Audit Committee at the next regularly scheduled meeting.

        During 2018, all audit and non-audit services provided by PricewaterhouseCoopers LLP were pre-approved by our Audit Committee or, consistent with the pre-approval policy of our Audit Committee, by the Chairperson of our Audit Committee for inter-meeting pre-approvals.

        In the event the stockholders fail to ratify the appointment, the Audit Committee will consider it a direction to select other auditors for the subsequent year. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a new independent registered public accounting firm at any time during the year if it feels that such a change would be in the best interest of Laureate and its stockholders.

 ANNUAL REPORT

        Our 2018 Annual Report on Form 10-K, which includes our consolidated financial statements for the year ended December 31, 2018, is available on our website at http://investors.laureate.net under "SEC Filings." Otherwise, please call (410) 843-6100 and a copy will be sent to you without charge. You may also request a free copy of our annual report on Form 10-K for the fiscal year ended December 31, 2018 by writing to Laureate Education, Inc., c/o Investor Relations, 650 S. Exeter Street, Baltimore, Maryland 21202.

 COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        Stockholders or other interested parties may communicate with any Director or Committee of the Board of Directors by writing to them c/o Investor Relations, Laureate Education, Inc., 650 S. Exeter Street, Baltimore, Maryland 21202. Comments or questions regarding Laureate's accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to members of the Nominating and Corporate Governance Committee.

        The Company has a policy of encouraging all directors to attend the annual stockholder meetings. All of our directors intend to attend the 2019 Annual Meeting.

DEADLINES FOR SUBMITTING STOCKHOLDER PROPOSALS
FOR THE 2020 ANNUAL MEETING

        We provide stockholders with the opportunity, under certain circumstances and consistent with our Bylaws and the rules of the SEC, to participate in the governance of Laureate by submitting proposals and director nominations for consideration at our annual meetings of stockholders. Proposals from stockholders are given careful consideration by us in accordance with Rule 14a-8 promulgated under the Exchange Act ("Rule 14a-8"). For a proposal to be included in our proxy statement and proxy card for our 2020 Annual Meeting of Stockholders, such proposal must comply with Rule 14a-8 and must be received by us in writing no later than December 13, 2019. Additionally, if our 2020 Annual Meeting of Stockholders is held on May 22, 2020, any stockholder proposal or director nomination for our 2020 Annual Meeting of Stockholders that is not intended for inclusion in our proxy statement and proxy card in respect of such meeting will be considered "untimely" if it is received by us prior to the close of business on January 22, 2020, or after the close of business on February 21, 2020. An untimely proposal may not be brought before or considered at our 2020 Annual Meeting of Stockholders. Any stockholder proposal or director nomination submitted must also be made in compliance with our Amended and Restated Certificate of Incorporation, Bylaws and, if applicable, Wengen Securityholders Agreement.

        All stockholder proposals and director nominations must be addressed to the attention of our Secretary at 650 S. Exeter Street, Baltimore, Maryland 21202. The chairman of our 2020 Annual Meeting may refuse to acknowledge the introduction of any stockholder proposal or director nomination not made in compliance with the foregoing procedures.

HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., banks, brokers or other nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        Stockholders that share the same address may not receive separate copies of proxy materials, unless we have received contrary instructions from such stockholders. If you are receiving multiple sets of our proxy materials and wish to receive only one set in the future, or if you are currently only receiving one set of our proxy materials and wish to receive separate sets of proxy materials for you and the other stockholders sharing your address, please notify us or your bank, broker or other nominee by indicating your preference on the enclosed proxy card or vote instruction form. We will deliver an additional copy of our proxy materials to you, without charge, upon written request sent to Laureate Education, Inc., 650 S. Exeter Street, Baltimore, Maryland 21202, Attention: Secretary. Our proxy materials are also available on the Investors section of our website at http://www.laureate.net.

 OTHER MATTERS

        As of April 12, 2019, our Board of Directors knows of no other business to be acted upon at the 2019 Annual Meeting. However, if any additional matters are presented at the meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on those matters.

BY ORDER OF THE BOARD OF DIRECTORS,

Victoria E. Silbey Senior Vice President, Secretary, and Chief Legal Officer

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/21/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. LAUREATE EDUCATION, INC. 650 S. EXETER STREET BALTIMORE, MARYLAND 21202-4382 VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/21/2019. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the AllAll The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. To elect eleven (11) directors, each of whom shall hold office for a one year term until the 2020 Annual Meeting of Stockholders. Nominees 01 Brian F. Carroll 06 Kenneth W. Freeman 11 Steven M. Taslitz 02 Andrew B. Cohen 07 George Muñoz 03 William L. Cornog 08 Dr. Judith Rodin 04 Pedro del Corro 09 Eilif Serck-Hanssen 05 10 Michael J. Durham Ian K. Snow The Board of Directors recommends you vote FOR proposals 2 and 3. 2To approve the advisory vote to approve named executive officer compensation. For 0 0 Against 0 0 Abstain 0 0 3To ratify the appointment of PricewaterhouseCoopers LLP as Laureate's independent registered public accounting firm for the year ending December 31, 2019. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. . Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000411311_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com LAUREATE EDUCATION, INC. Annual Meeting of Stockholders May 22, 2019 10:00 AM E.D.T. This proxy is solicited by the Board of Directors The undersigned hereby (1) acknowledges receipt of the Notice of 2019 Annual Meeting of Stockholders, proxy statement and 2018 Annual Report for the 2019 Annual Meeting of Stockholders of Laureate Education, Inc. to be held on Wednesday, May 22, 2019, at 10:00 a.m., eastern daylight time, at the JW Marriott Essex House, located at 160 Central Park South, New York, New York 10019, and (2) hereby appoints Jean-Jacques Charhon and Victoria E. Silbey, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Laureate Education, Inc.'s Class A common stock, or Class B common stock, as the case may be, which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the 2019 Annual Meeting of Stockholders, and any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2 AND 3 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE 2019 ANNUAL MEETING AND ANY ADJOURNMENT THEROF. Continued and to be signed on reverse side 0000411311_2 R1.0.1.18